CMBS New Issue Term Sheet

$890,210,000 (approximate)

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates
Series 2003-C8
Offered Classes A-1, A-2, A-3, A-4, B, C, D and E
Certificates

Wachovia Bank, National Association
Eurohypo AG, New York Branch
Citigroup Global Markets Realty Corp. and

Artesia Mortgage Capital Corporation
Mortgage Loan Sellers

Wachovia Bank, National Association

Master Servicer

Clarion Partners, LLC

Special Servicer

November 2003

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated

                                                  Goldman, Sachs & Co.
Morgan Stanley

                                                                                                                                                       Structure

                                                                        Pool Characteristics

Top 20

TABLE OF CONTENTS

Transaction Structure
Structure Overview	3
Structure Schematic	4
Transaction Terms	5
Mortgage Pool Characteristics as of the Cut-Off Date
General Characteristics	9
Property Type	10
Property Location	11
Cut-Off Date Balance	12
Mortgage Rate	13
Underwritten Debt Service Coverage Ratio	14
Cut-Off Date Loan-to-Value Ratio	15
Maturity Date or ARD Loan-to-Value Ratio	15
Original Term to Maturity or ARD	16
Remaining Term to Maturity or ARD	16
Seasoning	17
Original Amortization Term	18
Remaining Stated Amortization Term	18
Prepayment Provisions Summary	19
Prepayment Provision Based on Outstanding Principal Balance	19
Twenty Largest Mortgage Loans	20
Tucson Mall	21
Meridian Mall	25
Chelsea Market	29
Park City Center	33
Four Seasons Hotel — Chicago	36
Parkdale Mall	38
Regency Square Mall	42
Rivertowne Commons	46
Arco Center	49
Hai Portfolio	53
Chandler Festival	57
The Ansonia	58
WestLake Corporate Park	59
Cendant Building	60
Shiloh Square Shopping Center	61
Chino Spectrum Towne Center Phase B	62
Washington State Portfolio	63
East Town Plaza	64
Pepper Cove Apartments	65
St. Vincent’s Hospital	66
Additional Mortgage Loan Information	68

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

                                                                                                                                                       Structure

Transaction Structure

Structure Overview

OFFERED CERTIFICATES

	Expected			Approx.				Assumed
	Ratings			% of	Approx.	Weighted		Final
			Certificate	Cut-Off Date	Credit	Average	Principal	Distribution
Class	S&P	Moody’s	Balance(1)	Pool Balance	Support	Life (yrs)(2)	Window(2)	Date(2)	Rate Type

A-1	AAA	Aaa	$164,790,000	16.915%	17.250%	3.80	12/03-09/08	09/15/2008	Fixed

A-2	AAA	Aaa	$186,550,000	19.148%	17.250%	4.88	09/08-10/08	10/15/2008	Fixed

A-3	AAA	Aaa	$241,738,000	24.813%	17.250%	6.66	10/08-09/12	09/15/2012	Fixed

A-4	AAA	Aaa	$213,104,000	21.874%	17.250%	9.79	09/12-10/13	10/15/2013	Fixed(3)

B	AA	Aa2	$29,227,000	3.000%	14.250%	9.90	10/13-11/13	11/15/2013	WAC(4)

C	AA-	Aa3	$13,396,000	1.375%	12.875%	9.97	11/13-11/13	11/15/2013	WAC(5)

D	A	A2	$28,009,000	2.875%	10.000%	9.97	11/13-11/13	11/15/2013	WAC(5)

E	A-	A3	$13,396,000	1.375%	8.625%	9.97	11/13-11/13	11/15/2013	WAC(5)

NON-OFFERED CERTIFICATES

	Expected				Approx.				Assumed
	Ratings				% of	Approx.	Weighted		Final
			Certificate		Cut-Off Date	Credit	Average	Principal	Distribution
Class	S&P	Moody’s	Balance(1)		Pool Balance	Support	Life (yrs)(2)	Window(2)	Date(2)	Rate Type

F(6)	(6)	(6)	$15,831,000		1.625%	7.000%	(6)	(6)	(6)	WAC(5)

G(6)	(6)	(6)	$12,178,000		1.250%	5.750%	(6)	(6)	(6)	WAC(5)

H(6)	(6)	(6)	$15,831,000		1.625%	4.125%	(6)	(6)	(6)	WAC(5)

J(6)	(6)	(6)	$7,307,000		0.750%	3.375%	(6)	(6)	(6)	Fixed(3)

K(6)	(6)	(6)	$6,089,000		0.625%	2.750%	(6)	(6)	(6)	Fixed(3)

L(6)	(6)	(6)	$4,871,000		0.500%	2.250%	(6)	(6)	(6)	Fixed(3)

M(6)	(6)	(6)	$2,436,000		0.250%	2.000%	(6)	(6)	(6)	Fixed(3)

N(6)	(6)	(6)	$4,871,000		0.500%	1.500%	(6)	(6)	(6)	Fixed(3)

O(6)	(6)	(6)	$2,436,000		0.250%	1.250%	(6)	(6)	(6)	Fixed(3)

P(6)	(6)	(6)	$12,178,293		1.250%	0.000%	(6)	(6)	(6)	Fixed(3)

X-C(6)	(6)	(6)	$974,238,293	(7)	N/A	N/A	N/A	N/A	(6)	Variable

X-P(6)	(6)	(6)	$800,952,000	(7)	N/A	N/A	N/A	N/A	(6)	Variable

(1)	In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2)	As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under “YIELD AND MATURITY CONSIDERATIONS — Yield Considerations” in the preliminary prospectus supplement.

(3)	The Pass-Through Rate applicable to the Class A-4, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates for any Distribution Date will be subject to a maximum rate of the applicable Weighted Average Net Mortgage Rate for such date.

(4)	The Pass-through Rate applicable to the Class B Certificates for any Distribution Date will be equal to the applicable Weighted Average Net Mortgage Rate for such date less [ ]% per annum.

(5)	The Pass-Through Rate applicable to the Class C, Class D, Class E, Class F, Class G and Class H Certificates for any Distribution Date will be equal to the applicable Weighted Average Net Mortgage Rate for such Date.

(6)	Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(7)	The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Structure Schematic

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

                                                                                                                                                       Structure

Transaction Terms

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED NOVEMBER 2003.

Issue Type	Sequential pay REMIC. Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates (the “Offered Certificates”) are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

Cut-Off Date	All Mortgage Loan characteristics are based on balances as of the Cut-Off Date, November 11, 2003 (or in the case of 18 Mortgage Loans, November 1, 2003). All percentages presented herein are approximate.

Mortgage Pool	The Mortgage Pool consists of 54 Mortgage Loans (the “Mortgage Loans”) with an aggregate balance as of the Cut-Off Date of $974,238,294 (the “Cut-Off Date Pool Balance”), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 56 properties (the “Mortgaged Properties”) located throughout 26 states and the District of Columbia.

Depositor	Wachovia Commercial Mortgage Securities, Inc.

Mortgage Loan Sellers	Wachovia Bank, National Association	55.1% of the Cut-Off Date Pool Balance
	Eurohypo AG, New York Branch	21.4% of the Cut-Off Date Pool Balance
	Citigroup Global Markets Realty Corp.	14.6% of the Cut-Off Date Pool Balance
	Artesia Mortgage Capital Corporation	8.9% of the Cut-Off Date Pool Balance

Underwriters	Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated.

Trustee	Wells Fargo Bank Minnesota, N.A.

Master Servicer	Wachovia Bank, National Association

Special Servicer	Clarion Partners, LLC

Rating Agencies	Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).

Denominations	$10,000 minimum for Offered Certificates.

Closing Date	On or about November 25, 2003.

Settlement Terms	Book-entry through DTC for all Offered Certificates.

Distribution Date	The fourth business day following the related Determination Date.

Determination Date	The 11th day of each month, or if such 11th day is not a business day, the next succeeding business day, commencing with respect to the Offered Certificates in December 2003.

Interest Distributions	Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest on the Offered Certifi

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Transaction Terms

cates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each Distribution Date in sequential order of class designations with Class A-1, Class A-2, Class A-3, Class A-4, Class X-C and Class X-P ranking pari passu in entitlement to interest.

Principal Distributions	Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/ numerical Class designation until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero, but any two or more of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates remain outstanding, payments of principal to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates will be made on a pro rata basis. Neither the Class X-C or Class X-P Certificates will be entitled to distributions of principal.

Losses	Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

Prepayment Premiums and Yield Maintenance Charges	Any Prepayment Premiums or Yield Maintenance Charges actually collected will be distributed to Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered Certificates and Class F, Class G and Class H Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date.

The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed as follows: (a) on or before the distribution date in November 2010, 85% to the holders of the Class X-C Certificates and 15% to the holders of the Class X-P Certificates and (b) thereafter, 100% to the holders of the Class X-C Certificates.

Advances	The Master Servicer and, if it fails to do so, the Trustee, will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, on the Mortgage Loans (other than the Chelsea Market Loan and the Regency Square Mall) but only to the extent that such Advances are deemed recoverable and in the case of P&I

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

                                                                                                                                                       Structure

Transaction Terms

Advances subject to Appraisal Reductions that may occur. With respect to the Chelsea Market Loan and the Regency Square Mall, P&I Advances and Servicing Advances will be made by the 2003-C7 Master Servicer and, if the 2003-C7 Master Servicer fails to make such advance, by the Master Servicer.

Appraisal Reductions	An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage Loan. As a result of calculating an Appraisal Reduction Amount for a given Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

Optional Termination	The Master Servicer, the Special Servicer and certain Certificateholders will have the option to terminate the Trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

The Trust may also be terminated under certain circumstances when the Offered Certificates have been paid in full and the remaining outstanding Certificates are held by a single certificateholder.

Controlling Class	The Class of Sequential Pay Certificates (a) which bears the latest alphabetical Class designation and (b) the Certificate Balance of which is (i) greater than 25% of its original Certificate Balance and (ii) equal to or greater than 1.0% of the sum of the original Certificate Balances of all the Sequential Pay Certificates; provided, however, that if no Class of Sequential Pay Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding Class of Sequential Pay Certificates bearing the latest alphabetical Class designation.

ERISA	The Offered Certificates are expected to be ERISA eligible.

SMMEA	The Offered Certificates are not expected to be “mortgage-related securities” for the purposes of SMMEA.

Tax	The Offered Certificates will be treated as regular interests in a REMIC.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Transaction Terms

Contacts

Wachovia Capital Markets, LLC

William J. Cohane
(704) 374-6161 (Phone)
(704) 383-7639 (Fax)

Scott Fuller
(704) 715-1235 (Phone)
(704) 715-1214 (Fax)

Bob Ricci
(704) 715-1235 (Phone)
(704) 715-1214 (Fax)	Citigroup Global Markets Inc.

Paul Vanderslice
(212) 723-6156 (Phone)
(212) 723-8599 (Fax)

Angela Vleck
(212) 816-8087 (Phone)
(212) 816-8307 (Fax)

Joseph Siragusa
(212) 816-7973 (Phone)
(212) 816-8307 (Fax)

ABN AMRO Incorporated Frank Forelle (212) 409-7587 (Phone) (212) 409-7849 (Fax) Gerald Sneider (212) 409-7587 (Phone) (212) 409-7849 (Fax) Steven R. Adang (212) 409-6206 (Phone) (212) 409-7849 (Fax)	Goldman, Sachs & Co. Rolf Edwards (212) 902-5637 (Phone) (212) 346-3594 (Fax) Scott Wisenbaker (212) 902-2858 (Phone) (212) 346-3594 (Fax)	Morgan Stanley & Co. Incorporated Kara McShane (212) 761-2164 (Phone) (212) 507-5062 (Fax) Jahan Moslehi (212) 761-2913 (Phone) (212) 507-5067 (Fax)

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

                                                                   Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date*

GENERAL CHARACTERISTICS

Number of Mortgage Loans	54
Number of Crossed Loan Pools	1
Number of Mortgaged Properties	56
Aggregate Balance of all Mortgage Loans	$974,238,294

Number of Mortgage Loans with Balloon Payments(1)	28
Aggregate Balance of Mortgage Loans with Balloon Payments (1)	$558,324,149

Number of Mortgage Loans with Anticipated Repayment Date (2)	18
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(2)	$360,181,085

Number of Fully Amortizing Mortgage Loans	5
Aggregate Balance of Fully Amortizing Mortgage Loans	$12,963,060

Number of Interest Only Mortgage Loans	3
Aggregate Balance of Interest Only Mortgage Loans	$42,770,000
Average Mortgage Loan Balance	$18,041,450

Minimum Mortgage Loan Balance	$547,586
Maximum Mortgage Loan Balance	$129,836,600

Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans	$35,887,500

Weighted Average LTV ratio	63.5%
Minimum LTV ratio	24.9%
Maximum LTV ratio	80.0%

Weighted Average DSCR(3)	1.83	x
Minimum DSCR(3)	1.16	x
Maximum DSCR(3)	3.93	x

Weighted Average LTV at Maturity or Anticipated Repayment Date	54.6%
Range of Mortgage Loan interest rates	3.594%-7.900%
Weighted Average Mortgage Loan interest rate	5.080%

Range of Remaining Term to Maturity or Anticipated Repayment Date (months)	51-240
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months)	92

(1)	Not including Mortgage Loans with Anticipated Repayment Dates or the Mortgage Loans that are interest-only for their entire term.

(2)	Not including Mortgage Loans that are interest-only for their entire term.

(3)	For purposes of determining the DSC Ratio for 1 Mortgage Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account amounts available in cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

*	Three Mortgage Loans, representing 21.0% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Mortgage Pool Characteristics as of the Cut-Off Date*

PROPERTY TYPE

			% of			Weighted
		Aggregate	Cut-Off			Average	Min/Max	Weighted
	Number of	Cut-Off	Date	Weighted		Cut-Off	Cut-Off	Average
	Mortgaged	Date	Pool	Average	Min/Max	Date	Date	Mortgage
Property Type	Properties	Balance	Balance	DSCR(1)	DSCR(1)	LTV Ratio	LTV Ratio	Rate

Retail	36	$615,624,277	63.2%	1.87x	1.16x/3.93x	63.6%	24.9%/80.0%	4.808%

Retail – Anchored	28	573,828,542	58.9	1.88x	1.16x/2.86x	63.3%	52.6%/80.0%	4.727%

Retail – Unanchored	5	22,811,210	2.3	2.04x	1.26x/3.93x	64.3%	24.9%/74.2%	5.857%

Retail – Shadow Anchored(2)	3	18,984,525	1.9	1.38x	1.32x/1.55x	73.6%	73.1%/74.1%	5.996%

Office	11	232,070,507	23.8	1.48x	1.21x/1.80x	67.1%	59.8%/78.2%	5.692%

Hospitality	1	58,000,000	6.0	2.42x	2.42x/2.42x	50.0%	50.0%/50.0%	5.202%

Mixed Use	4	41,696,775	4.3	2.79x	1.35x/3.42x	55.2%	41.6%/74.2%	4.954%

Multifamily	2	20,000,000	2.1	1.32x	1.24x/1.45x	71.9%	60.6%/79.5%	5.788%

Self Storage	1	4,746,735	0.5	1.27x	1.27x/1.27x	70.3%	70.3%/70.3%	6.680%

Land(3)	1	2,100,000	0.2	1.18x	1.18x/1.18x	58.3%	58.3%/58.3%	5.850%

	56	$974,238,294	100.0%	1.83x	1.16x/3.93x	63.5%	24.9%/80.0%	5.080%

(1)	For purposes of determining the DSC Ratio for 1 Mortgage Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account amounts available in cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

(2)	A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(3)	Specifically the fee interest in land which the ground tenant has improved and leased as an anchored retail shopping center. This retail shopping center is not part of the loan collateral, and the source of funds for loan repayment is the ground rent payments made to the borrowers.

*	Three Mortgage Loans, representing 21.0% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

                                                                   Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date*

Other States: 21.1% of Cut-Off Date Pool Balance.

PROPERTY LOCATION

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
	Mortgaged	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
State	Properties	Balance	Pool Balance	DSCR(1)	LTV Ratio	Rate

AZ	4	$173,033,624	17.8%	2.01x	60.7%	4.383%

NY	2	113,600,000	11.7	2.05x	57.0%	5.258%

MI	4	97,573,571	10.0	1.81x	61.8%	4.658%

FL	6	95,452,986	9.8	2.04x	64.7%	4.597%

CA	7	89,378,741	9.2	1.41x	68.3%	6.092%

Southern(2)	4	78,423,553	8.0	1.41x	68.0%	6.185%

Northern(2)	3	10,955,188	1.1	1.41x	69.8%	5.425%

TX	5	73,986,942	7.6	1.80x	63.2%	5.096%

PA	1	65,925,439	6.8	1.97x	60.5%	4.736%

IL	2	60,100,000	6.2	2.38x	50.3%	5.225%

Other	25	205,186,991	21.1	1.48x	72.5%	5.616%

	56	$974,238,294	100.0%	1.83x	63.5%	5.080%

(1)	For purposes of determining the DSC Ratio for 1 Mortgage Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account amounts available in cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

(2)	For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

-	The Mortgaged Properties are located throughout 26 states and the District of Columbia.

*	Three Mortgage Loans, representing 21.0% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Mortgage Pool Characteristics as of the Cut-Off Date*

CUT-OFF DATE BALANCE

			% of		Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted	Average	Average
	Mortgage	Cut-Off Date	Pool	Average	Cut-Off Date	Mortgage
Range of Cut-Off Date Balances	Loans	Balance	Balance	DSCR(1)	LTV Ratio	Rate

< or = $2,000,000	7	$9,480,890	1.0%	1.69x	63.4%	6.444%

$2,000,001 – $3,000,000	7	18,743,636	1.9	1.41x	64.1%	5.962%

$3,000,001 – $4,000,000	5	16,624,702	1.7	1.38x	69.8%	5.639%

$4,000,001 – $5,000,000	4	17,903,871	1.8	1.26x	76.0%	5.981%

$5,000,001 – $6,000,000	1	5,275,000	0.5	1.35x	74.8%	6.010%

$6,000,001 – $7,000,000	1	6,420,000	0.7	2.86x	53.1%	5.120%

$7,000,001 – $8,000,000	2	15,691,208	1.6	1.59x	64.1%	5.215%

$8,000,001 – $9,000,000	5	42,652,452	4.4	1.64x	71.6%	5.637%

$10,000,001 – $15,000,000	7	89,230,549	9.2	1.44x	73.5%	5.557%

$15,000,001 – $20,000,000	3	54,072,810	5.6	1.43x	74.2%	5.582%

$20,000,001 – $25,000,000	1	20,180,787	2.1	1.80x	66.0%	5.460%

$25,000,001 – $30,000,000	1	28,100,000	2.9	3.42x	48.7%	4.520%

$30,000,001 – $35,000,000	1	31,960,741	3.3	2.46x	58.1%	4.370%

$35,000,001 – $40,000,000	1	38,000,000	3.9	1.22x	67.3%	6.450%

$40,000,001 – $45,000,000	1	42,964,641	4.4	1.31x	79.6%	6.030%

$50,000,001 – $55,000,000	1	52,686,251	5.4	2.39x	59.6%	3.594%

$55,000,001 – $60,000,000	2	114,808,453	11.8	2.15x	55.0%	5.107%

$65,000,001 – $70,000,000	1	65,925,439	6.8	1.97x	60.5%	4.736%

$80,000,001 >	3	303,516,865	31.2	1.83x	59.9%	4.685%

	54	$974,238,294	100.0%	1.83x	63.5%	5.080%

(1)	For purposes of determining the DSC Ratio for 1 Mortgage Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account amounts available in cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

-	The average Cut-Off Date Balance is $18,041,450.

*	Three Mortgage Loans, representing 21.0% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

                                                                   Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date*

MORTGAGE RATE

			% of		Weighted	Weighted
	Number of	Aggregate	Cut-Off	Weighted	Average	Average
	Mortgage	Cut-Off Date	Date Pool	Average	Cut-Off Date	Mortgage
Range of Mortgage Rates	Loans	Balance	Balance	DSCR(1)	LTV Ratio	Rate

3.594% – 5.249%	14	$565,804,407	58.1%	2.10x	59.3%	4.556%

5.250% – 5.499%	6	75,786,764	7.8	1.62x	70.9%	5.393%

5.500% – 5.749%	7	119,933,064	12.3	1.64x	61.4%	5.544%

5.750% – 5.999%	10	74,268,556	7.6	1.38x	73.8%	5.870%

6.000% – 6.249%	10	88,622,918	9.1	1.29x	76.4%	6.065%

6.250% – 6.499%	3	42,895,318	4.4	1.24x	67.1%	6.444%

6.500% – 6.749%	1	4,746,735	0.5	1.27x	70.3%	6.680%

6.750% – 6.999%	1	547,586	0.1	3.93x	24.9%	6.750%

7.000% – 7.249%	1	718,306	0.1	1.26x	60.9%	7.100%

7.750% – 7.999%	1	914,639	0.1	2.61x	41.6%	7.900%

	54	$974,238,294	100.0%	1.83x	63.5%	5.080%

(1)	For purposes of determining the DSC Ratio for 1 Mortgage Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account amounts available in cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

 - The weighted average Mortgage Rate is 5.080%.

*	Three Mortgage Loans, representing 21.0% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Mortgage Pool Characteristics as of the Cut-Off Date*

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

						Weighted	Weighted
	Number of	Aggregate	% of	Weighted		Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Average		Cut-Off Date	Mortgage
Range of Underwriting DSCRs	Loans	Balance	Pool Balance	DSCR(1)		LTV Ratio	Rate

1.15x – 1.19x	3	$7,119,655	0.7%	1.18	x	63.3%	5.748%

1.20x – 1.24x	8	91,871,006	9.4	1.22	x	72.5%	6.183%

1.25x – 1.29x	4	22,558,611	2.3	1.28	x	72.6%	5.496%

1.30x – 1.34x	4	57,697,907	5.9	1.31	x	79.0%	5.982%

1.35x – 1.39x	6	38,900,532	4.0	1.36	x	73.9%	5.888%

1.40x – 1.44x	1	2,843,406	0.3	1.43	x	59.1%	5.070%

1.45x – 1.49x	4	33,745,532	3.5	1.46	x	68.8%	5.524%

1.50x – 1.54x	2	35,887,500	3.7	1.52	x	75.0%	5.320%

1.55x – 1.59x	3	22,369,755	2.3	1.56	x	75.7%	5.550%

1.60x – 1.64x	1	85,500,000	8.8	1.60	x	59.8%	5.500%

1.65x – 1.69x	2	5,190,734	0.5	1.68	x	61.0%	5.841%

1.70x – 1.74x	1	7,691,208	0.8	1.74	x	67.7%	4.690%

1.80x – 1.84x	2	32,232,474	3.3	1.81	x	66.2%	5.456%

1.85x – 1.89x	2	144,988,718	14.9	1.87	x	60.1%	4.712%

1.95x – 1.99x	3	198,762,039	20.4	1.96	x	59.9%	4.443%

2.30x – 3.00x	6	158,231,631	16.2	2.45	x	55.0%	4.529%

3.40x>	2	28,647,586	2.9	3.43	x	48.2%	4.563%

	54	$974,238,294	100.0%	1.83	x	63.5%	5.080%

(1)	For purposes of determining the DSC Ratio for 1 Mortgage Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account amounts available in cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL—Additional Mortgage Loan Information” in the preliminary prospectus supplement.

 - The weighted average Debt Service Coverage Ratio is 1.83x.

*	Three Mortgage Loans, representing 21.0% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

                                                                   Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date*

CUT-OFF DATE LOAN-TO-VALUE RATIO

			% of			Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted		Average	Average
Range of Cut-Off Date LTV	Mortgage	Cut-Off Date	Pool	Average		Cut-Off Date	Mortgage
Ratios	Loans	Balance	Balance	DSCR(1)		LTV Ratio	Rate

20.01% – 25.00%	1	$547,586	0.1%	3.93	x	24.9%	6.750%

40.01% – 50.00%	3	87,014,639	8.9	2.74	x	49.5%	5.010%

50.01% – 55.00%	4	20,965,416	2.2	2.49	x	52.8%	5.470%

55.01% – 60.00%	7	393,107,263	40.4	1.95	x	59.7%	4.522%

60.01% – 65.00%	6	136,287,198	14.0	1.87	x	60.4%	4.977%

65.01% – 70.00%	7	90,878,378	9.3	1.49	x	67.1%	5.852%

70.01% – 75.00%	18	152,577,721	15.7	1.40	x	73.8%	5.657%

75.01% – 80.00%	8	92,860,093	9.5	1.30	x	79.3%	5.857%

	54	$974,238,294	100.0%	1.83	x	63.5%	5.080%

(1)	For purposes of determining the DSC Ratio for 1 Mortgage Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account amounts available in cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL— Additional Mortgage Loan Information” in the preliminary prospectus supplement.

 - The weighted average Cut-Off Date LTV Ratio is 63.5%.

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

						Weighted	Weighted
	Number of	Aggregate	% of	Weighted		Average	Average
Range of Maturity Date or ARD	Mortgage	Cut-Off Date	Cut-Off Date	Average		Maturity Date	Mortgage
Loan-to-Value Ratios(1)	Loans	Balance	Pool Balance	DSCR(2)		LTV Ratio	Rate

0.00% – 5.00%	5	$12,963,060	1.3%	1.24	x	0.0%	5.760%

20.01% – 30.00%	1	547,586	0.1	3.93	x	21.7%	6.750%

30.01% – 40.00%	2	58,914,639	6.0	2.42	x	37.7%	5.244%

40.01% – 50.00%	4	35,113,723	3.6	3.09	x	47.9%	4.788%

50.01% – 55.00%	13	545,514,573	56.0	1.96	x	52.8%	4.662%

55.01% – 60.00%	6	50,822,130	5.2	1.69	x	55.8%	5.477%

60.01% – 65.00%	12	127,699,106	13.1	1.32	x	61.5%	5.992%

65.01% – 70.00%	8	94,775,977	9.7	1.34	x	67.1%	5.764%

70.01% – 75.00%	3	47,887,500	4.9	1.45	x	70.9%	5.449%

	54	$974,238,294	100.0%	1.83	x	54.6%	5.080%

(1)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

(2)	For purposes of determining the DSC Ratio for 1 Mortgage Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account amounts available in cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL— Additional Mortgage Loan Information” in the preliminary prospectus supplement.

-	The weighted average Maturity Date or ARD LTV Ratio is 54.6%.

*	Three Mortgage Loans, representing 21.0% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Mortgage Pool Characteristics as of the Cut-Off Date*

ORIGINAL TERM TO MATURITY OR ARD

			% of			Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted		Average	Average
Range of Original Terms	Mortgage	Cut-Off Date	Pool	Average		Cut-Off Date	Mortgage
to Maturity (months)(1)	Loans	Balance	Balance	DSCR(2)		LTV Ratio	Rate

0 – 60	6	$300,243,491	30.8%	2.12	x	59.0%	4.451%

61 – 84	7	226,697,398	23.3	1.98	x	63.0%	4.654%

109 – 120	36	434,334,345	44.6	1.57	x	66.8%	5.717%

169 – 180	2	3,935,000	0.4	1.17	x	59.7%	5.990%

229 – 240	3	9,028,060	0.9	1.27	x	63.3%	5.659%

	54	$974,238,294	100.0%	1.83	x	63.5%	5.080%

(1)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

(2)	For purposes of determining the DSC Ratio for 1 Mortgage Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account amounts available in cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL— Additional Mortgage Loan Information” in the preliminary prospectus supplement.

 - The weighted average original term to maturity or ARD is 94 months.

REMAINING TERM TO MATURITY OR ARD

			% of			Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted		Average	Average
Range of Original Terms	Mortgage	Cut-Off Date	Pool	Average		Cut-Off Date	Mortgage
to Maturity (months)(1)	Loans	Balance	Balance	DSCR(2)		LTV Ratio	Rate

0 – 60	9	$302,424,022	31.0%	2.12	x	58.9%	4.472%

61 – 84	7	226,697,398	23.3	1.98	x	63.0%	4.654%

109 – 120	33	432,153,813	44.4	1.57	x	67.0%	5.708%

169 – 180	2	3,935,000	0.4	1.17	x	59.7%	5.990%

229 – 240	3	9,028,060	0.9	1.27	x	63.3%	5.659%

	54	$974,238,294	100.0%	1.83	x	63.5%	5.080%

(1)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

(2)	For purposes of determining the DSC Ratio for 1 Mortgage Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account amounts available in cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL— Additional Mortgage Loan Information” in the preliminary prospectus supplement.

 - The weighted average remaining term to maturity or ARD is 92 months.

*	Three Mortgage Loans, representing 21.0% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

                                                                   Pool Characteristics

Mortgage Pool Characteristics as of the Cut-Off Date*

SEASONING

			% of			Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted		Average	Average
	Mortgage	Cut-Off Date	Pool	Average		Cut-Off Date	Mortgage
Seasoning (months)	Loans	Balance	Balance	DSCR(1)		LTV Ratio	Rate

0 – 12	51	$972,057,762	99.8%	1.83	x	63.5%	5.075%

49>	3	2,180,532	0.2	2.50	x	43.7%	7.348%

	54	$974,238,294	100.0%	1.83	x	63.5%	5.080%

(1)	For purposes of determining the DSC Ratio for 1 Mortgage Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account amounts available in cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL— Additional Mortgage Loan Information” in the preliminary prospectus supplement.

 - The weighted average seasoning is 2 months.

*	Three Mortgage Loans, representing 21.0% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Mortgage Pool Characteristics as of the Cut-Off Date*

ORIGINAL AMORTIZATION TERM

			% of			Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted		Average	Average
Range of Original Amortization	Mortgage	Cut-Off Date	Pool	Average		Cut-Off Date	Mortgage
Terms (months)(1)	Loans	Balance	Balance	DSCR(2)		LTV Ratio	Rate

145 – 180	2	$3,935,000	0.4%	1.17	x	59.7%	5.990%

229 – 264	4	9,746,366	1.0	1.27	x	63.1%	5.765%

265 – 300	13	239,561,386	24.6	1.95	x	59.2%	4.993%

349 – 360	32	678,225,541	69.6	1.72	x	65.9%	5.112%

Non-Amortizing	3	42,770,000	4.4	3.20	x	50.0%	4.809%

	54	$974,238,294	100.0%	1.83	x	63.5%	5.080%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

(2)	For purposes of determining the DSC Ratio for 1 Mortgage Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account amounts available in cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

 - The weighted average original amortization term (excluding the Non-Amortizing Mortgage Loans) is 343 months.

REMAINING STATED AMORTIZATION TERM

			% of			Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted		Average	Average
Range of Remaining Stated	Mortgage	Cut-Off Date	Pool	Average		Cut-Off Date	Mortgage
Amortization Terms (months)(1)	Loans	Balance	Balance	DSCR(2)		LTV Ratio	Rate

145 – 180	3	$4,653,306	0.5%	1.18	x	59.8%	6.161%

229 – 264	5	10,490,286	1.1	1.52	x	59.4%	5.912%

265 – 300	11	238,099,161	24.4	1.95	x	59.3%	4.978%

349 – 360	32	678,225,541	69.6	1.72	x	65.9%	5.112%

Non-Amortizing	3	42,770,000	4.4	3.20	x	50.0%	4.809%

	54	$974,238,294	100.0%	1.83	x	63.5%	5.080%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

(2)	For purposes of determining the DSC Ratio for 1 Mortgage Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account amounts available in cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

 - The weighted average remaining amortization term (excluding the Non-Amortizing Mortgage Loans) is 341 months.

*	Three Mortgage Loans, representing 21.0% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

                                                                   Pool Characteristics

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Mortgage Pool Characteristics as of the Cut-Off Date*

PREPAYMENT PROVISIONS SUMMARY

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
Prepayment Provisions	Loans	Pool Balance	Pool Balance	DSCR(1)	LTV Ratio	Rate

Lockout/ Defeasance	47	$945,758,115	97.1%	1.82x	63.7%	5.063%

Lockout/ Yield Maintenance	6	20,230,179	2.1	2.01x	58.5%	5.691%

Lockout	1	8,250,000	0.8	2.72x	51.9%	5.550%

	54	$974,238,294	100.0%	1.83x	63.5%	5.080%

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (2)(3)

Prepayment
Analysis
Date	Nov-03	Nov-04	Nov-05	Nov-06	Nov-07	Nov-08	Nov-09	Nov-10	Nov-11	Nov-12	Nov-13

% Lockout	99.78%	99.78%	30.85%	8.06%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
% Defeasance	0.00%	0.00%	68.26%	90.15%	96.98%	97.22%	97.03%	97.38%	97.37%	96.82%	100.00%
% YM	0.22%	0.22%	0.89%	0.90%	2.02%	2.78%	2.97%	2.62%	2.63%	2.63%	0.00%
% Prepayment Premium	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

% Open	0.00%	0.00%	0.00%	0.89%	0.99%	0.00%	0.00%	0.00%	0.00%	0.55%	0.00%

% Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beg. Balance (in millions)	$974.24	$961.60	$948.07	$932.04	$915.04	$621.35	$574.77	$397.95	$388.98	$379.55	$7.41
Percent of Initial Balance	100.00%	98.70%	97.31%	95.67%	93.92%	63.78%	59.00%	40.85%	39.93%	38.96%	0.76%

(1)	For purposes of determining the DSC Ratio for 1 Mortgage Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account amounts available in cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

(2)	Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(3)	Based upon the assumptions set forth in footnote (2) above, after November 2013, the outstanding loan balances represent less than 0.76% of the Cut-Off Date Pool Balance.

*	Three Mortgage Loans, representing 21.0% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated

Goldman, Sachs & Co.

Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Twenty Largest Mortgage Loans

The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

Twenty Largest Mortgage Loans by Cut-Off Date Balance

		Number of							Weighted	Weighted
		Mortgage		% of					Average	Average
		Loans/		Cut-Off		Loan			Cut-Off	LTV	Weighted
	Mortgage	Number of		Date		Balance	Weighted		Date	Ratio at	Average
	Loan	Mortgaged	Cut-Off Date	Pool	Property	Per SF/	Average		LTV	Maturity	Mortgage
Loan Name	Seller	Properties	Balance	Balance	Type	Unit/Room	DSCR		Ratio	or ARD	Rate

Tucson Mall	Wachovia	1/1	$129,836,600	13.3%	Retail – Anchored	$100	1.96	x	59.8%	54.6%	4.260%
Meridian Mall	Wachovia	1/1	88,180,265	9.1	Retail – Anchored	$108	1.87	x	60.0%	52.9%	4.520%
Chelsea Market	Wachovia	1/1	85,500,000	8.8	Office – CBD	$148	1.60	x	59.8%	52.4%	5.500%
Park City Center	Eurohypo	1/1	65,925,439	6.8	Retail – Anchored	$96	1.97	x	60.5%	53.3%	4.736%
Four Seasons Hotel — Chicago	Eurohypo	1/1	58,000,000	6.0	Hospitality – Full-Service	$169,096	2.42	x	50.0%	37.7%	5.202%
Parkdale Mall	Wachovia	1/1	56,808,453	5.8	Retail – Anchored	$97	1.88	x	60.2%	50.2%	5.010%
Regency Square Mall	Eurohypo	1/1	52,686,251	5.4	Retail – Anchored	$112	2.39	x	59.6%	51.4%	3.594%
Rivertowne Commons	Citigroup	1/1	42,964,641	4.4	Retail – Anchored	$111	1.31	x	79.6%	67.6%	6.030%
Arco Center	Wachovia	1/1	38,000,000	3.9	Office – CBD	$83	1.22	x	67.3%	60.2%	6.450%
HAI Portfolio	Artesia	2/2	35,887,500	3.7	Office – Suburban	$157	1.52	x	75.0%	70.7%	5.320%

Subtotal/ Wtd. Avg		11/11	$653,789,149	67.1%			1.86	x	61.6%	53.9%	4.902%

Chandler Festival	Eurohypo	1/1	$31,960,741	3.3%	Retail – Anchored	$88	2.46	x	58.1%	53.1%	4.370%
The Ansonia	Citigroup	1/1	28,100,000	2.9	Mixed Use – Retail/Office	$237	3.42	x	48.7%	48.7%	4.520%
WestLake Corporate Park	Wachovia	1/1	20,180,787	2.1	Office – Suburban	$52	1.80	x	66.0%	55.1%	5.460%
Cendant Building	Citigroup	1/1	18,185,310	1.9	Office – Suburban	$139	1.23	x(1)	72.7%	62.1%	6.100%
Shiloh Square Shopping Center	Wachovia	1/1	14,466,405	1.5	Retail – Anchored	$104	1.29	x	73.8%	60.6%	4.900%
Chino Spectrum Towne Center, Phase B	Wachovia	1/1	13,988,243	1.4	Retail – Shadow Anchored	$180	1.37	x	73.6%	62.4%	5.950%
Washington State Portfolio	Artesia	1/2	13,915,884	1.4	Office – Suburban	$115	1.47	x	72.5%	67.1%	5.200%
East Town Plaza	Citigroup	1/1	12,051,688	1.2	Retail – Anchored	$58	1.82	x	66.6%	55.8%	5.450%
Pepper Cove Apartments	Wachovia	1/1	12,000,000	1.2	Multifamily – Conventional	$57,692	1.24	x	79.5%	71.6%	5.833%
St. Vincent’s Hospital-POB II & III	Citigroup	1/2	11,408,330	1.2	Office – Medical	$82	1.35	x	75.0%	63.5%	5.840%

Subtotal/Wtd. Avg.		10/12	$176,257,387	18.1%			1.95	x	65.8%	58.1%	5.200%

Total/Wtd. Avg.		21/23	$830,046,536	85.2%			1.88	x	62.5%	54.8%	4.965%

(1)	For purposes of determining the DSC Ratio for the Cendant Building Loan (loan number 13), representing 1.9% of the Cut-Off Date Pool Balance, the debt service payments were reduced by taking into account cash reserves. See “DESCRIPTION OF THE MORTGAGE POOL — Additional Mortgage Loan Information” in the preliminary prospectus supplement.

*	Three Mortgage Loans, representing 21.0% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

TUCSON MALL

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Tucson, AZ
Property Type	Retail — Anchored
Size (SF)	1,304,759
Occupancy as of September 3, 2003	97.6%
Year Built/Year Renovated	1981/2003
Appraisal Value	$217,000,000
Underwritten Occupancy	96.3%
Underwritten Revenues	$23,599,892
Underwritten Total Expenses	$8,031,592
Underwritten Net Operating Income (NOI)	$15,568,301
Underwritten Net Cash Flow (NCF)	$15,023,212

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$129,836,600
Percentage of Cut-Off Date Pool Balance	13.3%
Cut-Off Date Loan Balance Per SF	$100
Number of Mortgage Loans	1
Type of Security	Leasehold
Mortgage Rate	4.260%
Original Term to ARD/Amortization	60/360
Remaining Term to ARD/Amortization	59/359
Cut-Off Date LTV	59.8%
Maturity Date LTV	54.6%
Underwritten DSCR on NOI	2.03x
Underwritten DSCR on NCF	1.96x
Shadow Rating (S&P/Moody’s)*	BBB-/Baa2

*	S&P and Moody’s have confirmed that the Tucson Mall Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated “BBB-/Baa2”, respectively.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

-	The Loan. The Mortgage Loan (the “Tucson Mall Loan”) is secured by a first mortgage encumbering the borrower’s leasehold interest in an anchored retail center located in Tucson, Arizona. The Tucson Mall Loan represents approximately 13.3% of the Cut-Off Date Pool Balance. The Tucson Mall Loan was originated on September 12, 2003 and has a principal balance as of the Cut-Off Date of $129,836,600.

The Tucson Mall Loan has a remaining term of 59 months to its anticipated repayment date of October 11, 2008. The Tucson Mall Loan may be prepaid on or after July 11, 2008, and permits defeasance with United States government obligations beginning three years after the Closing Date.

-	The Borrower. The borrower is GGP-Tucson Mall, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Tucson Mall Loan. The sponsor of the borrower is General Growth Properties, Inc. (“General Growth”). General Growth is a self-administered and self-managed publicly traded real estate investment trust rated “BBB-” (S&P) and “Baa3” (Moody’s). General Growth owns, leases, manages, acquires and develops enclosed regional shopping malls and single tenant retail properties in the United States. General Growth and its affiliates currently have interests in approximately 150 properties in 41 states, totaling approximately 146 million square feet.

-	The Property. The Mortgaged Property is an approximately 1,304,759 square foot anchored retail center situated on approximately 87.5 acres, constructed in 1981 and most recently renovated in 2003. Specifically, the Mortgaged Property consists of approximately 858,264 square feet of anchor stores, approximately 409,905 square feet of in-line store area and approximately 36,590 square feet located in six freestanding outparcels. The Mortgaged Property is located in Tucson, Arizona, within the Tucson, Arizona metropolitan statistical area. As of September 3, 2003, the overall occupancy rate for the Mortgaged Property securing the Tucson Mall Loan was approximately 97.6%, and in-line occupancy was approximately 92.3%.

The largest tenant is Dillard’s (“Dillard’s”) occupying approximately 187,742 square feet, or approximately 14.4% of the net rentable area. Dillard’s is a national fashion apparel, accessories and home retail department store chain that operates in the Southwestern, Southeastern and Midwestern United States. As of October 29, 2003, Dillard’s was rated “BB” (S&P), “BB-” (Fitch) and “Ba3” (Moody’s). The Dillard’s lease expires in July 2011. The second largest tenant is Sears, Roebuck & Co. (“Sears”) occupying approximately 183,022 square feet, or approximately 14.0% of the net rentable area. Sears is a multi-line retailer that offers an array of merchandise and related services in locations across the United States. As of October 29, 2003, Sears was rated “BBB” (S&P), “BBB+” (Fitch) and “Baa1” (Moody’s). The Sears lease expires in March 2007. The third largest tenant is Robinsons-May (“Robinsons-May”), a subsidiary of The May Department Stores Company (“May Department Stores”), occupying approximately 139,078 square feet, or approximately 10.7% of the net rentable area. Robinsons-May is a regional upscale department store retailer serving the Western United States. As of October 29, 2003, May Department Stores was rated “BBB+” (S&P), “BBB+” (Fitch) and “Baa1” (Moody’s). The Robinsons-May lease expires in October 2005.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net
	Ratings*	Rentable	% of Net	Actual Rent	Actual	% of Actual	Date of Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Rentable Area	PSF	Rent	Rent	Expiration

Dillard’s (ground lease)	Ba3/BB/BB-	187,742	14.4%	$0.29	$55,000	0.4%	July 2011
Sears (ground lease)	Baa1/BBB/BBB+	183,022	14.0	$0.03	5,000	0.0	March 2007
Robinsons-May (ground lease)	Baa1/BBB+/BBB+	139,078	10.7	$0.00	1	0.0	October 2005
Macy’s (ground lease)	Baa1/BBB+/BBB+	135,000	10.3	$0.41	55,000	0.4	July 2017
JCPenney (ground lease)	Ba3/BB+/BB	131,616	10.1	$0.04	5,000	0.0	July 2012
Mervyn’s (ground lease)	A2/A+/A	81,806	6.3	$0.77	63,000	0.5	July 2012
Old Navy	Ba3/BB+/BB-	19,996	1.5	$20.00	399,924	2.9	October 2009
Lerner New York	Baa1/BBB+/NR	9,488	0.7	$19.00	180,276	1.3	January 2004
Olive Garden (ground lease)	NR/NR/NR	9,100	0.7	$5.05	45,955	0.3	December 2003
Victoria’s Secret	Baa1/BBB+/NR	8,838	0.7	$26.29	232,320	1.7	January 2004, December 2006
Champs Sports	NR/NR/NR	8,074	0.6	$22.06	178,116	1.3	March 2005
Express	Baa1/BBB+/NR	8,027	0.6	$22.00	176,592	1.3	January 2007
Anchor Blue	NR/NR/NR	7,955	0.6	$26.63	211,872	1.6	January 2010
Bath & Body Works	Baa1/BBB+/NR	7,882	0.6	$22.00	173,404	1.3	January 2007

Total		937,624	71.9%		$1,781,460	13.1%

*	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative %
						% of Actual	of
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	Rent	Actual Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	11	$22.02	23,735	1.8%	1.8%	3.9%	3.9%
2004	23	$28.37	58,033	4.4%	6.3%	12.1%	16.0%
2005	23	$8.58	194,910	14.9%	21.2%	12.3%	28.3%
2006	15	$34.64	30,872	2.4%	23.6%	7.9%	36.2%
2007	20	$7.91	252,446	19.3%	42.9%	14.7%	50.9%
2008	6	$31.59	13,177	1.0%	43.9%	3.1%	54.0%
2009	15	$27.85	49,756	3.8%	47.7%	10.2%	64.2%
2010	8	$37.95	16,928	1.3%	49.0%	4.7%	68.9%
2011	11	$4.06	208,376	16.0%	65.0%	6.2%	75.2%
2012	6	$2.89	229,973	17.6%	82.6%	4.9%	80.1%
2013	10	$38.71	17,524	1.3%	84.0%	5.0%	85.1%

(1)	Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

-	Escrows. The loan documents do not require escrows. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. All tenant payments due under the applicable tenant leases are deposited into a mortgagor designated lock box account. At any time during the term of the Tucson Mall Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.25x, or (ii) upon the occurrence of an event of default under the loan documents, the funds in the lockbox account will no longer be available to the borrower, and will be available solely to the mortgagee.

-	Hyper-amortization. Commencing on the anticipated repayment date of October 11, 2008, if the Tucson Mall Loan is not paid in full, the Tucson Mall Loan enters into a hyper-amortization period through October 11, 2033. The interest rate applicable to the Tucson Mall Loan during such hyper-amortization period will increase to the greater of 5.0% over the mortgage rate or 5.0% over the treasury rate as specified in the loan documents.

-	Management. The Mortgaged Property securing the Tucson Mall Loan is currently managed by the sponsor.

Financial Information

	Underwritten		Full Year (12/31/02)		TTM (6/30/03)

Effective Gross Income	$23,599,892		$22,022,689		$22,538,709
Total Expenses	$8,031,592		$7,252,179		$7,510,189
Net Operating Income (NOI)	$15,568,301		$14,770,510		$15,028,520
Net Cash Flow (NCF)	$15,023,212		$14,470,416		$14,728,425
DSCR on NOI	2.03	x	1.92	x	1.96	x
DSCR on NCF	1.96	x	1.88	x	1.92	x

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

MERIDIAN MALL

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Okemos, MI
Property Type	Retail — Anchored
Size (SF)	814,677
Occupancy as of August 31, 2003	96.5%
Year Built/Year Renovated	1969/2002
Appraisal Value	$147,000,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$19,054,832
Underwritten Total Expenses	$7,516,732
Underwritten Net Operating Income (NOI)	$11,538,101
Underwritten Net Cash Flow (NCF)	$11,085,792

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$88,180,265
Percentage of Cut-Off Date Pool Balance	9.1%
Cut-Off Date Loan Balance Per SF	$108
Number of Mortgage Loans	1
Type of Security	Fee and Leasehold
Mortgage Rate	4.520%
Original Term/Amortization	60/300
Remaining Term/Amortization	58/298
Cut-Off Date LTV	60.0%
Maturity Date LTV	52.9%
Underwritten DSCR on NOI	1.95x
Underwritten DSCR on NCF	1.87x
Shadow Rating (S&P/Moody’s)*	BBB-/Baa1

*	S&P and Moody’s have confirmed that the Meridian Mall Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated “BBB-/Baa1”, respectively.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

-	The Loan. The Mortgage Loan (the “Meridian Mall Loan”) is secured by a first mortgage encumbering the borrower’s fee and leasehold interest in a regional mall located in Okemos, Michigan. The Meridian Mall Loan represents approximately 9.1% of the Cut-Off Date Pool Balance. The Meridian Mall Loan was originated on September 11, 2003 and has a principal balance as of the Cut-Off Date of $88,180,265. The companion loan also secured by the Mortgage Property securing the Meridian Mall Loan is evidenced by a separate note dated September 11, 2003 (the “Meridian Mall Companion Loan”) and has a principal balance of $7,472,904 as of the Cut-Off Date. The Meridian Mall Companion Loan will not be an asset of the trust. The Meridian Mall Loan and the Meridian Mall Companion Loan will be governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement as described in the preliminary prospectus supplement under “DESCRIPTION OF THE MORTGAGE POOL — Co-Lender Loans”.

The Meridian Mall Loan has a remaining term of 58 months and matures on September 11, 2008. The Meridian Mall Loan may be prepaid on or after June 11, 2008, and permits defeasance with United States government obligations beginning two years after the Closing Date. The Meridian Mall Loan pays on the 11th day of each month with a 2 day grace period. However, an event of default will not be deemed to have occurred unless payment is not made until the 21st day of each month.

-	The Borrower. The borrower is Meridian Mall Limited Partnership, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Meridian Mall Loan. The sponsor of the borrower is CBL & Associates Properties, Inc. (“CBL”). CBL is a self-administered and self-managed publicly traded real estate investment trust. CBL owns, manages, acquires and develops regional shopping malls and community shopping centers in the United States. The company primarily owns and manages regional malls that are dominant retail facilities in middle market areas. CBL and its affiliates currently have interests in approximately 161 properties in 25 states, totaling approximately 60 million square feet. CBL & Associates Limited Partnership (“CBLALP”), a direct owner of the general partner of the borrower, is permitted to transfer or pledge its interest without any consent, approval or other restrictions.

-	The Property. The Mortgaged Property is approximately 814,677 square feet of a 966,677 square foot regional mall situated on approximately 82.4 acres. The Mortgaged Property was constructed in 1969 and renovated in 2002. The Mortgaged Property is located in Okemos, Michigan within the Lansing-East Lansing, Michigan metropolitan statistical area. As of August 31, 2003, the occupancy rate for the Mortgaged Property securing the Meridian Mall Loan was approximately 96.5%.

Meridian Mall is anchored by Marshall Field’s (“Marshall Field’s”) occupying approximately 152,000 square feet, which is not part of the collateral. Marshall Field’s is a department store operator owned by Target Corporation (“Target”). As of October 30, 2003 Target was rated “A2” (Moody’s), “A+” (S&P), and “A” (Fitch). The largest tenant of the owned collateral is J.C. Penney Company, Inc. (“JCPenney”), occupying approximately 104,280 square feet, or approximately 12.8% of the net rentable area. JCPenney is a major retailer in the United States. The company also has interests in drug, catalog and e-commerce merchandising. As of October 29, 2003, JCPenney was rated “Ba3” (Moody’s), “BB+” (S&P) and “BB” (Fitch). The JCPenney lease expires in November 2004. The second largest tenant is Younkers (“Younkers”), a chain store of Saks, Inc. (“Saks”), occupying approximately 83,916 square feet, or approximately 10.3% of the net rentable area. Saks is a large U.S. department store operator, with approximately 350 stores across the United States. As of October 30, 2003, Saks was rated “B1” (Moody’s), “BB” (S&P) and “BB-” (Fitch). The Younkers lease expires in January 2021. The third largest tenant is Galyan’s Trading Company, Inc. (“Galyan’s”), occupying approximately 80,515 square feet, or approximately 9.9% of the net rentable area. Galyan’s is a specialty retailer offering outdoor and athletic equipment, apparel and accessories through 35 sporting good stores in 17 states. The Galyan’s lease expires in January 2018.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

The following table presents information relating to the major tenants at the Mortgaged Property:

			% of Net	Actual		% of	Date of
	Ratings*	Net Rentable	Rentable	Rent		Actual	Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Area	PSF	Actual Rent	Rent	Expiration

Marshall Field’s (Anchor owned, not part of collateral)	A2/A+/A	152,000
JCPenney	Ba3/BB+/BB	104,280	12.8%	$1.44	$150,000	1.4%	November 2004
Younkers (Saks, Inc.)	B1/BB/BB-	83,916	10.3	$4.75	398,601	3.7	January 2021
Galyan’s Trading Company	NR/NR/NR	80,515	9.9	$6.96	560,000	5.1	January 2018
Mervyn’s	A2/A+/A	74,889	9.2	$2.94	220,000	2.0	July 2013
Bed Bath & Beyond	NR/NR/NR	30,200	3.7	$12.00	362,400	3.3	January 2031
American Multi Cinema	NR/NR/NR	24,646	3.0	$14.07	346,696	3.2	October 2011
Schuler Books	NR/NR/NR	24,116	3.0	$14.00	337,624	3.1	January 2017
Old Navy	Ba3/BB+/BB-	15,776	1.9	$15.00	236,640	2.2	September 2008
Steve & Barry’s University Shop	NR/NR/NR	13,527	1.7	$13.75	185,996	1.7	January 2009
Olive Garden (ground lease)	NR/NR/NR	13,342	1.6	$5.04	67,200	0.6	January 2010

Total		465,207	57.1%		$2,865,157	26.3%

*	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

						% of	Cumulative % of
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	Actual Rent	Actual Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	5	$12.57	19,033	2.3%	2.3%	2.2%	2.2%
2004	23	$7.52	147,326	18.1%	20.4%	10.2%	12.4%
2005	13	$36.79	22,095	2.7%	23.1%	7.5%	19.9%
2006	9	$22.18	37,885	4.7%	27.8%	7.7%	27.6%
2007	9	$18.78	27,709	3.4%	31.2%	4.8%	32.4%
2008	14	$23.11	63,648	7.8%	39.0%	13.5%	45.9%
2009	10	$20.08	50,586	6.2%	45.2%	9.3%	55.2%
2010	8	$18.68	24,048	3.0%	48.2%	4.1%	59.4%
2011	14	$23.77	51,796	6.4%	54.5%	11.3%	70.7%
2012	10	$30.37	23,241	2.9%	57.4%	6.5%	77.2%
2013	6	$7.73	98,138	12.0%	69.4%	7.0%	84.2%

(1)	Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account. Funds deposited into the lock box account are disbursed to the borrower on a daily basis unless the debt service coverage ratio, as computed by the mortgagee, is less than 1.25x, or upon the occurrence of a default under the loan documents, at which time the funds in the lock box account will no longer be available to the borrower and will be available solely to the mortgagee.

-	Management. CBL & Associates Management, Inc. is the property manager for the Mortgaged Property securing the Meridian Mall Loan. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

CHELSEA MARKET

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	New York, NY
Property Type	Office — CBD
Size (SF)	1,153,752
Occupancy as of October 1, 2003	98.2%
Year Built/ Year Renovated	1900/1999
Appraisal Value	$286,100,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$27,904,634
Underwritten Total Expenses	$7,665,592
Underwritten Net Operating Income (NOI)	$20,239,042
Underwritten Net Cash Flow (NCF)	$18,585,819

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$85,500,000
Percentage of Cut-Off Date Pool Balance	8.8%
Cut-Off Date Loan Balance Per SF	$148
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.500%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	118/360
Cut-Off Date LTV	59.8%
Maturity Date LTV	52.4%
Underwritten DSCR on NOI	1.74x
Underwritten DSCR on NCF	1.60x

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

-	The Loan. The Mortgage Loan (the “Chelsea Market Loan”) is secured by a first mortgage encumbering an office building located in New York, New York. The Chelsea Market Loan represents approximately 8.8% of the Cut-Off Date Pool Balance. The Chelsea Market Loan was originated on August 18, 2003 and has a principal balance as of the Cut-Off Date of $85,500,000. The Chelsea Market Loan, which is evidenced by a pari passu note dated August 18, 2003, is a portion of a whole loan with an original principal balance of $171,000,000. The other loan related to the Chelsea Market Loan is evidenced by a separate note dated August 18, 2003 (the “Chelsea Market Pari Passu Loan”), with an original principal balance of $85,500,000. The Chelsea Market Pari Passu Loan will not be an asset of the trust. The Chelsea Market Loan and the Chelsea Market Pari Passu Loan will be governed by an intercreditor and servicing agreement, and will be serviced pursuant to the terms of the pooling and servicing agreement related to a separate securitization as described in the preliminary prospectus supplement under “DESCRIPTION OF THE MORTGAGE POOL— Co-Lender Loans”. The Chelsea Market Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

The Chelsea Market Loan has a remaining term of 118 months and matures on September 11, 2013. The Chelsea Market Loan may be prepaid on or after March 11, 2013 and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is Jamestown Chelsea Market, L.P. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Chelsea Market Loan. The sponsor is Jamestown Companies. The Jamestown Companies provide real estate investment services in the United States, principally for German investors. The Jamestown Companies are comprised of Jamestown, Jamestown Management Corporation and Jamestown Realty Company, LP. Jamestown’s portfolio, which is owned through various affiliated partnerships, has focused on conservative investments. In 23 partnerships, Jamestown and its 21,000 investors have acquired $3.3 billion of assets representing $1.6 billion of equity, totaling 11.5 million square feet of office, retail and industrial space.

-	The Property. The Mortgaged Property is an approximately 1,153,752 square foot office building situated on approximately 3.8 acres. The Mortgaged Property was constructed in 1900 and extensively renovated between 1996 and 1999. The Mortgaged Property is located in New York, New York within the New York City metropolitan statistical area. As of October 1, 2003, the occupancy rate for the Mortgaged Property securing the Chelsea Market Loan was approximately 98.2%.

The largest tenant is Oxygen Media (“Oxygen”), occupying approximately 119,041 square feet, or approximately 10.3% of the net rentable area. Oxygen Media is an integrated media network that combines the Internet and cable television for female audiences. The Oxygen Media leases expire in October 2009 and June 2015. The second largest tenant is Rose Brand Wipers (“Rose”), occupying approximately 98,761 square feet, or approximately 8.6% of the net rentable area. Rose supplies custom fabrication of stage curtains, backdrops, and stage design products to Broadway, off-Broadway theaters, casinos, educational institutions and the film industry across the United States. The Rose lease expires in January 2008. The third largest tenant is AMB Property (“AMB”), occupying approximately 75,989 square feet, or approximately 6.6% of the net rentable area. AMB acquires and operates industrial properties in major distribution markets throughout the United States. As of October 30, 2003, AMB had senior unsecured debt ratings of “Baa2” (Moody’s), “BBB” (S&P) and “BBB+” (Fitch). The AMB lease expires in June 2015.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

The following table presents information relating to major tenants at the Mortgaged Property:

		Net
	Ratings(1)	Rentable	% of Net	Actual Rent	Actual	% of Actual	Date of Lease
Tenant(1)	Moody’s/S&P/Fitch	Area (SF)	Rentable Area	PSF	Rent	Rent	Expiration

Oxygen Media	NR/NR/NR	119,041	10.3%	$20.23	$2,408,193	9.6%	October 2009, June 2015
Rose Brand Wipers	NR/NR/NR	98,761	8.6	$8.27	817,190	3.3	January 2008
AMB Property	Baa2/BBB/BBB+	75,989	6.6	$34.50	2,621,621	10.4	June 2015
Major League Baseball	NR/NR/NR	71,528	6.2	$33.99	2,431,290	9.7	July 2011, March 2010
Scripps Networks(2)	A2/A/NR	69,736	6.0	$23.70	1,652,931	6.6	June 2015, February 2010
NY1 News (Time Warner)	Baa1/BBB+/BBB+	64,012	5.5	$17.19	1,100,070	4.4	April 2016

Total		499,067	43.3%		$11,031,295	43.9%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Rent on the Scripps lease includes rent paid from a $1,400,000 escrow reserve put in place due to a temporary rent abatement with respect to this tenant.

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative %
						% of Actual	of
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	Rent	Actual Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	5	$5.77	9,386	0.8%	0.8%	0.2%	0.2%
2004	0	$0.00	0	0.0%	0.8%	0.0%	0.2%
2005	4	$13.27	33,793	2.9%	3.7%	1.8%	2.0%
2006	2	$35.13	2,277	0.2%	3.9%	0.3%	2.3%
2007	6	$16.23	22,383	1.9%	5.9%	1.4%	3.8%
2008	9	$11.28	141,352	12.3%	18.1%	6.3%	10.1%
2009	4	$19.47	99,927	8.7%	26.8%	7.7%	17.8%
2010	6	$17.93	110,799	9.6%	36.4%	7.9%	25.7%
2011	8	$26.97	87,423	7.6%	44.0%	9.4%	35.1%
2012	7	$21.68	139,362	12.1%	56.1%	12.0%	47.1%
2013	1	$17.00	2,893	0.3%	56.3%	0.2%	47.3%

(1)	Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

-	Escrows. The loan documents provide for certain escrows of real estate taxes, insurance and replacement reserves. The loan documents also require the borrower to deposit with mortgagee of the Chelsea Market Loan a sum of approximately $500,000 per year for tenant improvements and leasing commissions. In addition, while not held by Wachovia, a $3,548,910 escrow is in place with the borrower relating to the Scripps tenant upfit. There is a $1,400,000 escrow held by the mortgagee that is used to fund rent payments on the Scripps lease until such time as Scripps is paying full unabated rent. Wachovia has been assigned the borrower’s rights and interests in the escrow. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. All tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Management. ATC Management, founded by Irwin Cohen in 1959, is the property manager for the Mortgaged Property securing the Chelsea Market Loan. Mr. Cohen has nearly 40 years of national real estate development and management experience including The Factory (1.1 million SF), The Falchi Building (600,000 SF), and The Center Building (550,000 SF). Each of these properties are a similar property type and located in the New York City metropolitan statistical area. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

PARK CITY CENTER

Property Information
Number of Mortgaged Real Properties	1
Location (City/ State)	Lancaster, PA
Property Type	Retail — Anchored
Size (SF)	1,367,529
Occupancy as of October 13, 2003	96.4%
Year Built/ Year Renovated	1970/1997
Appraisal Value	$218,000,000
Underwritten Occupancy	93.0%
Underwritten Revenues	$25,995,457
Underwritten Total Expenses	$8,909,797
Underwritten Net Operating Income (NOI)	$17,085,660
Underwritten Net Cash Flow (NCF)	$16,270,753

Mortgage Loan Information
Mortgage Loan Seller	Eurohypo
Cut-Off Date Balance	$65,925,439
Percentage of Cut-Off Date Pool Balance	6.8%
Cut-off Date Loan Balance Per SF	$96
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	4.736%
Original Term/ Amortization	84/360
Remaining Term/ Amortization	83/359
Cut-Off Date LTV	60.5%
Maturity Date LTV	53.3%
Underwritten DSCR on NOI	2.07x
Underwritten DSCR on NCF	1.97x
Shadow Rating (S&P/Moody’s)*	BBB/Baa2

*	S&P and Moody’s have confirmed that the Park City Center Loan has, in the context of its inclusion in the trust, the credit characteristics consistent with that of an obligation rated “BBB/Baa2”, respectively.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

-	The Loan. The Mortgage Loan (the “Park City Center Loan”) is secured by a first mortgage encumbering the borrower’s fee interest in a regional mall located in Lancaster, Pennsylvania. The Park City Center Loan represents approximately 6.8% of the Cut-Off Date Pool Balance. The Park City Center Loan was originated on September 12, 2003 and has a principal balance as of the Cut-Off Date of $65,925,439. The Park City Center Loan is a portion of a whole loan with an original principal balance of $163,000,000. The other loans related to the Park City Center Loan are evidenced by two separate notes dated September 12, 2003, the “Park City Center Pari Passu Loan”, with an original principal balance of $66,000,000 and the “Park City Center Subordinate Loan”, with an original principal balance of $31,000,000. The Park City Center Pari Passu Loan and Park City Center Subordinate Loan will not be assets of the trust. The Park City Center Loan, the Park City Center Pari Passu Loan and the Park City Center Subordinate Loan will be governed by an intercreditor agreement and will be serviced pursuant to the terms of the Pooling and Servicing Agreement, as described in the preliminary prospectus supplement under “DESCRIPTION OF THE MORTGAGE POOL — Co-Lender Loans”.

The Park City Center Loan has a remaining term of 83 months and matures on October 1, 2010. The Park City Center Loan may be prepaid on or after July 1, 2010 and permits defeasance with United States government obligations beginning on the date that is the earlier of (i) September 13, 2006 and (ii) two years from the date of the last securitization of any portion of the Park City Center Loan and its related companion loans.

-	The Borrower. The borrower is Lancaster Trust, a special purpose entity. Legal counsel to the borrower delivered a non- consolidation opinion in connection with the origination of the Park City Center Loan. The sponsor of the borrower is GGP Limited Partnership, Inc. (“General Growth”). General Growth is a fully-integrated, self-administered and self-managed publicly traded real estate investment trust rated “BBB-” (S&P) and “Baa3” (Moody’s). General Growth owns, leases, manages, acquires and develops enclosed regional shopping malls, shopping centers and single tenant retail properties in the United States. General Growth and its affiliates currently have interests in approximately 150 properties in 41 states, totaling approximately 146 million square feet.

-	The Property. The Mortgaged Property is an approximately 1,367,529 square foot anchored retail center situated on approximately 133.3 acres. The Mortgaged property was constructed in 1970 and renovated in 1997. The Mortgaged Property is located in Lancaster, Pennsylvania, within the Lancaster, Pennsylvania metropolitan statistical area. As of October 13, 2003, the occupancy rate for the Mortgaged Property securing the Park City Center Loan was approximately 96.4%.

The largest tenant is J.C. Penney Company, Inc. (“JCPenney”), occupying approximately 243,478 square feet, or approximately 17.8% of the net rentable area. JCPenney is a major retailer in the United States. The company also has interests in drug, catalog, and e-commerce merchandising. As of October 29, 2003, JCPenney was rated “Ba3” (Moody’s), “BB+” (S&P) and “BB” (Fitch). The JCPenney lease expires in July 2005. The second largest tenant is Bon-Ton (“Bon-Ton”), occupying approximately 142,259 square feet, or approximately 10.4% of the net rentable area. The company’s strategy focuses on being the premier fashion retailer in smaller secondary markets that demand, but often have limited access to, better branded merchandise. The Bon-Ton stores also offer home furnishings, cosmetics, accessories, shoes and other items. The Bon-Ton lease expires in September 2005. The third largest tenant is Kohl’s (“Kohl’s”), occupying approximately 92,472 square feet, or approximately 6.8% of the net rentable area. Kohl’s is one of the fastest growing family-oriented department store chains in the United States. As of October 29, 2003, Kohl’s was rated “A3” (Moody’s), “A–” (S&P) and “A” (Fitch). The Kohl’s lease expires in January 2017.

The following table presents information relating to the major tenants at the Mortgaged Property:

			% of Net			% of
	Ratings*	Net Rentable	Rentable	Actual		Actual	Date of Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Area	Rent PSF	Actual Rent	Rent	Expiration

JCPenney	Ba3/BB+/BB	243,478	17.8%	$1.23	$298,572	2.1%	July 2005
Boscov (ground lease)	NR/NR/NR	226,652	16.6	$0.00	1	0.0	July 2005
Sears (ground lease)	Baa1/BBB/BBB+	158,329	11.6	$0.22	35,004	0.2	April 2023
Bon-Ton	NR/NR/NR	142,259	10.4	$1.69	239,856	1.7	September 2005
Kohl’s	A3/A–/A	92,472	6.8	$5.81	537,139	3.7	January 2017
Kids “R” US	Baa3/BBB–/BB+	21,580	1.6	$10.60	228,744	1.6	January 2012
H & M	NR/NR/NR	17,456	1.3	$25.00	436,404	3.0	January 2014
Foot Locker Triplex	Ba3/BB+/NR	17,198	1.3	$9.59	165,000	1.1	January 2009
Express	Baa1/BBB+/NR	15,224	1.1	$22.50	342,540	2.4	January 2007
Borders Books & Music	NR/NR/NR	15,000	1.1	$14.50	217,500	1.5	January 2008

Total		949,648	69.4%		$2,500,760	17.3%

*	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

		WA Base			Cumulative %	% of Actual	Cumulative % of
	# of Leases	Rent/SF	Total SF	% of Total	of SF	Rent	Actual Rent
Year	Rolling	Rolling	Rolling	SF Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	6	$25.20	21,406	1.6%	1.6%	3.7%	3.7%
2004	9	$38.19	16,089	1.2%	2.7%	4.2%	8.0%
2005	23	$2.67	642,661	46.7%	49.5%	11.8%	19.8%
2006	17	$26.89	52,833	3.8%	53.3%	9.8%	29.6%
2007	20	$25.42	73,377	5.3%	58.6%	12.9%	42.5%
2008	18	$27.39	58,507	4.3%	62.9%	11.1%	53.5%
2009	13	$24.89	49,504	3.6%	66.5%	8.5%	62.0%
2010	16	$37.87	37,721	2.7%	69.2%	9.9%	71.9%
2011	7	$36.99	13,903	1.0%	70.3%	3.6%	75.5%
2012	9	$25.26	50,455	3.7%	73.9%	8.8%	84.3%
2013	10	$37.05	23,546	1.7%	75.6%	6.0%	90.3%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain monthly escrows of real estate taxes and insurance (unless the policies are blanket policies) following an event of default under the loan documents or if the debt service coverage ratio is less than 1.30x (collectively, a “Park City Center Trigger Event”). In addition, following a Park City Center Trigger Event, the borrower will be required to deposit with the lender on each payment date (i) $78,727 into the tenant improvement and leasing commissions reserve, until such time as the balance in the tenant improvement and leasing commissions reserve equals $1,889,448 and (ii) approximately $19,682 into the replacement reserve, until such time as the balance in the replacement reserve equals $472,362. Once the balance in the rollover reserve and/or the replacement reserve drops below the target amount set forth in clause (i) or (ii) above, as applicable, the borrower will be required to resume making deposits into such reserve until the target level is achieved. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. All tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Management. The Mortgaged Property securing the Park City Center Mall Loan is currently self-managed.

-	Release of Parcel. The borrower may obtain a release of certain non-improved, non-income producing property, except for certain parcels identified in the loan documents, upon providing satisfaction of certain conditions, including: (i) evidence that the released property is not necessary for the borrower’s operation and its then current use of the Mortgaged Property and may be separated from the Mortgaged Property without a material diminution in the value of the Mortgaged Property; (ii) the released property will be vacant, non-income producing and unimproved (or improved only by surface parking areas); and (iii) a rating agency confirmation that the release will not result in a downgrade, withdrawal or qualification of the then current rating assigned to the Certificates. Notwithstanding the foregoing, the borrower may convey fee simple title to the land which is identified in the loan documents subject to the Boscov’s lease upon the satisfaction of certain conditions, including: (i) evidence that the land subject to the Boscov’s lease has been legally subdivided, that the remainder of the Mortgaged Property is in compliance in all material respects with applicable legal requirements and constitutes a separate tax lot, and a reciprocal easement agreement or other agreement has been executed and recorded and (ii) delivery of a title endorsement to the title insurance policy if the release would be expected to materially adversely affect the lender’s rights under the title insurance policy as to the remainder of the Mortgaged Property.

-	Environmental. A release of gasoline beneath the Mortgaged Property from an automobile servicing building adjacent to JCPenney impacted the groundwater of an adjacent property. JCPenney and the operator of the automobile servicing building at the time of the release accepted responsibility for the remediation thereof. The Pennsylvania Department of Environmental Protection has approved of the responsible parties’ plan of remediation of the impacted groundwater and is currently supervising the application of such plan of remediation. General Growth Properties, Inc. has provided an environmental indemnity with respect to such remediation.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

FOUR SEASONS HOTEL — CHICAGO

Property Information
Number of Mortgaged Real Properties	1
Location (City/State)	Chicago, IL
Property Type	Hotel — Full-Service
Size (Rooms)	343
Occupancy as of September 30, 2003	74.9%
Year Built/Year Renovated	1989/2000
Appraisal Value	$116,000,000
Underwritten Occupancy	74.0%
Underwritten REVPAR	$234
Underwritten Revenues	$54,378,283
Underwritten Total Expenses	$42,142,165
Underwritten Net Operating Income (NOI)	$12,236,118
Underwritten Net Cash Flow (NCF)	$10,060,987

Mortgage Loan Information
Mortgage Loan Seller	Eurohypo
Cut-Off Date Balance	$58,000,000
Percentage of Cut-Off Date Pool Balance	6.0%
Cut-Off Date Loan Balance Per Room	$169,096
Number of Mortgage Loans	1
Type of Security	Fee and Leasehold
Mortgage Rate	5.202%
Original Term/ Amortization	120/300
Remaining Term/ Amortization	120/300
Cut-Off Date LTV	50.0%
Maturity Date LTV	37.7%
Underwritten DSCR on NOI	2.95x
Underwritten DSCR on NCF	2.42x
Shadow Rating (S&P/Moody’s)*	BBB/Baa2

*	S&P and Moody’s have confirmed that the Four Seasons Hotel Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated “BBB/Baa2”, respectively.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

-	The Loan. The Mortgage Loan (the “Four Seasons Hotel Loan”) is secured by the borrower’s fee and leasehold interest in a Class A luxury full-service hotel, the Four Seasons Hotel, located in Chicago, Illinois. The Four Seasons Hotel Loan represents approximately 6.0% of the Cut-Off Date Pool Balance. The Four Seasons Hotel Loan was originated on October 9, 2003 and has a principal balance as of the Cut-Off Date of $58,000,000.

The Four Seasons Hotel Loan has a remaining term of 120 months and matures on November 1, 2013. The Four Seasons Hotel Loan may be prepaid on or after August 1, 2013 and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrowers are 900 HDP, LLC and 900 Hotel Venture, LLC, both special purpose entities. Legal counsel to the borrower delivered non-consolidation opinions in connection with the origination of the Four Seasons Hotel Loan. The sponsor of the borrowers is JMB Realty Corporation (“JMB”). JMB is a privately held real estate holding company head-quartered in Chicago, Illinois. The company’s real estate holdings consist primarily of luxury hotels and Class “A” office projects in major United States markets. JMB owns and develops real estate directly and indirectly through various subsidiaries and partnerships.

-	The Property. The Mortgaged Property is a Class A luxury full-service hotel containing 343 rooms, which was constructed in 1989 and renovated in 2000. The following table presents certain information relating to the financial performance of the hotel for the trailing 12 months ending September 30, 2003:

Number of Rooms	Loan per Room	Occupancy %	ADR	REVPAR

343	$169,096	74.9%	$317	$234

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance (unless the policies are blanket policies). Real estate taxes are escrowed in the event of a termination of the Management Agreement or if the Manager, pursuant to the Management Agreement, fails to pay the real estate taxes when due. In addition, if, as of December 31 of any calendar year, borrowers and the property manager have failed to expend an amount equal to 4% of gross income from operations for the replacement of furniture, fixtures and equipment at the Mortgaged Property (“FF&E Expenditures”) during the preceding 12 months (or have failed to expend an amount equal to an average of 4% per year over the preceding 3 years, and not less than 1% of gross income from operations during any of such years), borrowers will be required to escrow an annual amount of 4% of gross income from operations to be used for FF&E Expenditures. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. Following an event of default as defined in the loan documents, the property manager shall direct all income (net of operating expenses) to be deposited into a mortgagee designated lock box account.

-	Management. The Mortgaged Property securing the Four Seasons Hotel Loan is managed by Four Seasons Hotels Limited, a third party manager, pursuant to a management agreement dated June 11, 1987.

-	Environmental. A portion of the commercial parcel was recently impacted by the unintended discharge of petroleum hydrocarbons. The appropriate environmental protection agencies have been notified of the discharge and are currently investigating such prior to the implementation of a program of groundwater remediation. The sponsor is procuring an environmental impairment liability insurance policy insuring against liability associated with the environmental condition; and the sponsor has received an indemnity from the owner of the commercial parcel in connection with this condition.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

PARKDALE MALL

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Beaumont, TX
Property Type	Retail — Anchored
Size (SF)	587,629
Occupancy as of September 8, 2003	93.5%
Year Built/Year Renovated	1973/2003
Appraisal Value	$94,400,000
Underwritten Occupancy	95.7%
Underwritten Revenues	$12,714,097
Underwritten Total Expenses	$4,718,603
Underwritten Net Operating Income (NOI)	$7,995,494
Underwritten Net Cash Flow (NCF)	$7,512,397

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$56,808,453
Percentage of Cut-Off Date Pool Balance	5.8%
Cut-Off Date Loan Balance Per SF	$97
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.010%
Original Term/Amortization	84/300
Remaining Term/Amortization	82/298
Cut-Off Date LTV	60.2%
Maturity Date LTV	50.2%
Underwritten DSCR on NOI	2.00x
Underwritten DSCR on NCF	1.88x
Shadow Rating (S&P/Moody’s)*	BBB-/Baa3

*	S&P and Moody’s have confirmed that the Parkdale Mall Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated “BBB-/Baa3”, respectively.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

-	The Loan. The Mortgage Loan (the “Parkdale Mall Loan”) is secured by a first mortgage encumbering the borrower’s fee interest in a regional mall located in Beaumont, Texas. The Parkdale Mall Loan represents approximately 5.8% of the Cut-Off Date Pool Balance. The Parkdale Mall Loan was originated on September 11, 2003 and has a principal balance as of the Cut-Off Date of $56,808,453.

The Parkdale Mall Loan has a remaining term of 82 months and matures on September 11, 2010. The Parkdale Mall Loan may be prepaid on or after June 11, 2010, and permits defeasance with United States government obligations beginning two years after the Closing Date. The Parkdale Mall Loan pays on the 11th day of each month with a 2 day grace period. However, an event of default will not be deemed to have occurred unless payment is not made until the 21st day of each month.

-	The Borrower. The borrower is CBL/Parkdale Mall, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Parkdale Mall Loan. The sponsor of the borrower is CBL & Associates Properties, Inc (“CBL”). CBL is a self-administered and self-managed publicly traded real estate investment trust. CBL owns, manages, acquires and develops regional shopping malls and community shopping centers in the United States. The Company primarily owns and manages regional malls that are dominant retail facilities in middle market areas. CBL and its affiliates currently have interests in approximately 161 properties in 25 states, totaling approximately 60 million square feet. CBL & Associates Limited Partnership (“CBLALP”), a direct owner of the general partner of the borrower, is permitted to transfer or pledge its interest without any consent, approval or other restrictions.

-	The Property. The Mortgaged Property is approximately 587,629 square feet of a 1,359,884 regional mall situated on approximately 69.9 acres. The Mortgaged Property was constructed in 1973 and renovated in 2003. The Mortgaged Property is located in Beaumont, Texas within the Beaumont-Port Arthur, Texas metropolitan statistical area. As of September 8, 2003, the occupancy rate for the Mortgaged Property was approximately 93.5%.

The Mortgaged Property is anchored by Dillard’s (two stores), Foley’s (a May Department Store), JCPenney and Sears, which are not part of the collateral. The largest tenant is Developers Diversified Realty, Inc. (“DDR”) occupying approximately 63,404 square feet, or approximately 10.8% of the net rentable area. As of October 31, 2003, DDR was rated “Baa3” (Moody’s), “BBB” (S&P) and “BBB–” (Fitch). DDR is currently subleasing a portion of its space to Marshall’s occupying approximately 30,284 square feet, or approximately 5.2% of the net rentable area. Marshall’s, a subsidiary of TJX Companies, Inc. (“TJX”) is an off-price retailer of family apparel and home fashions. As of October 31, 2003, TJX was rated “A” (S&P) and “A3” (Moody’s). DDR is also subleasing the balance of its space to Home Decorating Cents occupying approximately 33,120 square feet or approximately 5.6% of the net rentable area. Home Decorating Cents is a retailer of home fashion and décor products. The DDR lease expires in November 2007. The second largest tenant is Hollywood Theaters occupying approximately 43,936 square feet, or approximately 7.5% of the net rentable area. Hollywood Theaters operates a 12 screen cineplex at the Mortgaged Property. The Hollywood Theaters lease expires in December 2012. The third largest tenant is Bealls occupying approximately 32,973 square feet, or approximately 5.6% of the net rentable area. Bealls is a subsidiary of Stage Stores, Inc. and is a specialty retailer of brand name apparel, accessories, cosmetics and footwear for the entire family. The Bealls lease expires in October 2008.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

The following table presents information relating to the major tenants at the Mortgaged Property:

			% of Net	Actual		% of	Date of
	Ratings*	Net Rentable	Rentable	Rent		Actual	Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Area	PSF	Actual Rent	Rent	Expiration

Dillard’s (Anchor owned, not part of collateral)	Ba3/BB/BB-	316,156
Foleys (Anchor owned, not part of collateral)	Baa1/BBB+/BBB+	171,267
JCPenney (Anchor owned, not part of collateral)	Ba3/BB+/BB	169,100
Sears (Anchor owned, not part of collateral)	Baa1/BBB/BBB+	115,732
Developers Diversified	Baa3/BBB/BBB-	63,404	10.8%	$3.75	$237,765	3.1%	November 2007
Hollywood Theaters	NR/NR/NR	43,936	7.5	$1.71	75,000	1.0	December 2012
Bealls	NR/NR/NR	32,973	5.6	$11.24	370,667	4.8	October 2008
Linens ’N Things	NR/NR/NR	26,415	4.5	$13.50	356,603	4.6	January 2014
Macarena Restaurant (ground lease)	NR/NR/NR	23,847	4.1	$0.60	14,400	0.2	April 2009
Books-a-Million	NR/NR/NR	23,538	4.0	$8.32	195,834	2.5	January 2007
Old Navy	Ba3/BB+/BB-	15,001	2.6	$11.50	172,500	2.2	January 2009
Abercrombie & Fitch	NR/NR/NR	13,508	2.3	$21.00	283,662	3.7	January 2011
Piccadilly Cafeteria	Caa1/CC/NR	9,941	1.7	$14.77	146,876	1.9	October 2008
Express	Baa1/BBB+/NR	8,103	1.4	$5.50	44,568	0.6	January 2005
Fuddruckers (ground lease)	NR/NR/NR	7,950	1.4	$5.91	46,985	0.6	September 2008

Total		268,616	45.7%		$1,944,860	25.1%

*	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative %
		WA Base					of Actual
	# of Leases	Rent/SF	Total SF	% of Total SF	Cumulative %	% of Actual	Rent
Year	Rolling	Rolling	Rolling	Rolling(1)	of SF Rolling(1)	Rent Rolling(1)	Rolling(1)

2003	5	$9.17	13,387	2.3%	2.3%	1.6%	1.6%
2004	19	$17.43	38,405	6.5%	8.8%	8.6%	10.2%
2005	13	$18.86	30,848	5.2%	14.1%	7.5%	17.7%
2006	13	$24.78	35,729	6.1%	20.1%	11.4%	29.1%
2007	13	$8.08	110,293	18.8%	38.9%	11.5%	40.6%
2008	14	$15.76	78,207	13.3%	52.2%	15.9%	56.5%
2009	12	$13.39	68,402	11.6%	63.9%	11.8%	68.3%
2010	12	$13.34	40,089	6.8%	70.7%	6.9%	75.2%
2011	7	$23.46	30,079	5.1%	75.8%	9.1%	84.3%
2012	10	$9.37	61,943	10.5%	86.3%	7.5%	91.8%
2013	2	$18.22	10,352	1.8%	88.1%	2.4%	94.2%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account. Funds deposited into the lock box account are disbursed to the borrower on a daily basis unless the debt service coverage ratio, as computed by the mortgagee, is less than 1.25x, or upon the occurrence of an event of default under the loan documents, at which time the funds in the lock box account will no longer be available to the borrower and will be available solely to the mortgagee.

-	Management. CBL & Associates Management, Inc. is the property manager for the Mortgaged Property securing the Parkdale Mall Loan. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

REGENCY SQUARE MALL

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Jacksonville, FL
Property Type	Retail — Anchored
Size (SF)(1)	938,031
Occupancy as of June 11, 2003.	90.2%
Year Built/ Year Renovated	1967&1998/2001
Appraisal Value	$176,700,000
Underwritten Occupancy	90.6%
Underwritten Revenues	$22,528,190
Underwritten Total Expenses	$8,397,524
Underwritten Net Operating Income (NOI)	$14,130,667
Underwritten Net Cash Flow (NCF)	$13,797,699

Mortgage Loan Information
Mortgage Loan Seller	Eurohypo
Cut-Off Date Balance	$52,686,251
Percentage of Cut-Off Date Pool Balance	5.4%
Cut-Off Date Loan Balance Per SF	$112
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	3.594%
Original Term/Amortization	84/360
Remaining Term/Amortization	80/356
Cut-Off Date LTV	59.6%
Maturity Date LTV	51.4%
Underwritten DSCR on NOI	2.45x
Underwritten DSCR on NCF	2.39x
Shadow Rating (S&P/Moody’s)(2)	BBB+/A3

(1)	Excludes vacant anchor (formerly Montgomery Ward) that was acquired in June 2003 and is additional collateral for the mortgage loan but which was not taken into consideration by the lender in underwriting the mortgage loan.

(2)	S & P and Moody’s have confirmed that the Regency Square Mall Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated “BBB+/A3”, respectively.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

-	The Loan. The Mortgage Loan (the “Regency Square Mall Loan”) is secured by a first mortgage encumbering the borrower’s fee interest in a regional mall located in Jacksonville, Florida. The Regency Square Mall Loan represents approximately 5.4% of the Cut-Off Date Pool Balance. The Regency Square Mall Loan was originated on June 13, 2003, and has a principal balance as of the Cut-Off Date of $52,686,251. The Regency Square Mall Loan, which is evidenced by a pari passu note dated October 6, 2003, is a portion of a whole loan with an original principal balance of $106,000,000. The other loan related to the Regency Square Mall Loan is evidenced by a separate note dated October 6, 2003 (the “Regency Square Mall Pari Passu Loan” and together with the Regency Square Mall Loan, the “Regency Square Mall Whole Loan”), with an original principal balance of $53,000,000. The Regency Square Mall Pari Passu Loan will not be an asset of the trust. The Regency Square Mall Loan and the Regency Square Mall Pari Passu Loan will be governed by an intercreditor agreement and will be serviced pursuant to the terms of the 2003-07 pooling and servicing agreement related to a separate securitization, as described in the preliminary prospectus supplement under “DESCRIPTION OF THE MORTGAGE POOL — Co-Lender Loans”.

The Regency Square Mall Loan has a remaining term of 80 months and matures on July 1, 2010. The Regency Square Mall Loan may be prepaid on or after April 1, 2010, and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is RS Properties Inc., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Regency Square Mall Loan. The sponsor of the borrower is General Growth Properties, Inc., (“General Growth”). General Growth is a fully integrated, self-administered and self- managed publicly traded REIT rated “BBB-” (S&P) and “Baa3” (Moody’s). General Growth owns, leases, manages, acquires and develops enclosed regional shopping malls, shopping centers and single tenant retail properties in the United States. General Growth and its affiliates currently have interests in approximately 150 properties in 41 states, totaling approximately 146 million square feet.

-	The Property. The Mortgaged Property is an approximately 938,031 square foot regional mall situated on approximately 90.9 acres, constructed in 1967 and 1998 and renovated in 2001. The Mortgaged Property is located in Jacksonville, Florida. As of June 11, 2003, the occupancy rate for the Mortgaged Property securing the Regency Square Mall Loan was approximately 90.2%. The Mortgaged Property is anchored by a Dillard’s and Sears, which are not part of the collateral. The largest tenant is Belk, Inc. (“Belk”) occupying approximately 188,827 square feet or approximately 20.1% of the net rentable area. Belk is a privately held department store chain with retail locations throughout the Southern United States. The Belk lease expires In February 2007, but Belk has three 10 year options. The second largest tenant is J.C. Penney Company, Inc. (“JCPenney”) occupying approximately 176,019 square feet or approximately 18.8% of the net rentable area. JCPenney is a major retailer in the United States. The company also has interests in drug, catalog, and e-commerce merchandising. As of October 29, 2003, JCPenney was rated “Ba3” (Moodys), “BB+” (S&P) and “BB” (Fitch). The JCPenney lease expires in March 2007. JCPenney has exercised the first of three 10 year options. The third largest tenant is AMC Regency 24 Theatres (“AMC”) occupying approximately 82,064 square feet or 8.7% of the net rentable area. AMC operates approximately 3,524 screens in 239 theaters throughout the United States. The AMC lease expires in March 2019.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

The following table presents information relating to the major tenants at the Mortgaged Property:

	Ratings*	Net Rentable	% of Net	Actual Rent		% of Actual	Date of Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Rentable Area	PSF	Actual Rent	Rent	Expiration

Sears (Anchor owned, not part of collateral)	Baa1/BBB/BBB+	216,711
Dillard’s (Anchor owned, not part of collateral)	Ba3/BB/BB-	182,444
Belk	NR/NR/NR	188,827	20.1%	$0.52	$97,536	0.8%	February 2007
JCPenney	Ba3/BB+/BB	176,019	18.8	$1.26	221,224	1.9	March 2007
AMC Regency 24 Theatres	NR/NR/NR	82,064	8.7	$17.50	1,436,120	12.3	March 2019
Woolworths Triplex	NR/NR/NR	37,505	4.0	$2.25	84,420	0.7	January 2007
Old Navy	Ba3/BB+/BB-	24,440	2.6	$19.00	464,364	4.0	January 2005
Express	Baa1/BBB+/NR	14,008	1.5	$20.00	280,164	2.4	January 2006
Lerner NY	Baa1/BBB+/NR	12,250	1.3	$13.00	159,252	1.4	January 2004
Gap/Gapkids	Ba3/BB+/BB-	9,940	1.1	$23.42	232,788	2.0	January 2006

Total		545,053	58.1%		$2,975,868	25.4%

*	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative %
	# of				Cumulative	% of Actual	of Actual
	Rolling	WA Base	Total SF	% of Total SF	% of SF	Rent	Rent
Year	Leases	Rent/SF Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	9	$28.25	12,268	1.3%	1.3%	3.0%	3.0%
2004	13	$27.35	41,187	4.4%	5.7%	9.6%	12.6%
2005	13	$18.91	62,305	6.6%	12.3%	10.1%	22.6%
2006	18	$24.33	60,258	6.4%	18.8%	12.5%	35.2%
2007	18	$2.43	429,892	45.8%	64.6%	8.9%	44.1%
2008	9	$24.14	26,881	2.9%	67.5%	5.5%	49.6%
2009	13	$28.31	38,997	4.2%	71.6%	9.4%	59.1%
2010	10	$27.46	29,993	3.2%	74.8%	7.0%	66.1%
2011	9	$85.37	9,189	1.0%	75.8%	6.7%	72.8%
2012	18	$32.32	35,353	3.8%	79.6%	9.8%	82.5%
2013	8	$38.00	16,003	1.7%	81.3%	5.2%	87.7%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance (unless the policies are blanket policies) following an event of default under the Loan documents or if the debt service coverage ratio is less than 1.35x (collectively, a

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

“Regency Square Mall Trigger Event”). In addition, following a Regency Square Mall Trigger Event, the borrower will be required to deposit with the lender on each payment date (i) $78,280 into the rollover reserve, until such time as the balance in the rollover reserve equals $1,878,720 and (ii) $14,811 into the replacement reserve, until such time as the balance in the replacement reserve equals $355,464. Once the balance in the rollover reserve and/or the replacement reserve drops below the target amount set forth in clause (i) or (ii) above, as applicable, the borrower will be required to resume making deposits into such reserve until the target level is achieved. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. All tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account. Funds deposited into the lock box account are disbursed to the borrower on a daily basis until the occurrence of certain trigger events as defined in the loan documents, at which time the funds in the lock box account will no longer be available to the borrower, and will be available solely to the mortgagee.

-	Management. The Mortgaged Property securing the Regency Square Mall Loan is managed by an affiliate of the sponsor, General Growth Properties, Inc.

-	Release of Parcel. The borrower may obtain a release of certain non-improved, non-income producing property, upon providing satisfaction of certain conditions, including: (i) evidence that the released property may be separated from the Mortgaged Property without a material diminution in the value of the Mortgaged Property; (ii) the released property will be vacant, non-income producing and unimproved (or improved only by surface parking areas); and (iii) a rating agency confirmation that the release will not result in a downgrade, withdrawal or qualification of the then current rating assigned to the Certificates.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

RIVERTOWNE COMMONS

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Oxon Hill, MD
Property Type	Retail – Anchored
Size (SF)	387,339
Occupancy as of July 1, 2003	99.6%
Year Built/Year Renovated	1987/NA
Appraisal Value	$54,000,000
Underwritten Occupancy	93.5%
Underwritten Revenues	$5,847,255
Underwritten Total Expenses	$1,399,420
Underwritten Net Operating Income (NOI)	$4,447,835
Underwritten Net Cash Flow (NCF)	$4,078,832

Mortgage Loan Information
Mortgage Loan Seller	Citigroup
Cut-Off Date Balance	$42,964,641
Percentage of Cut-Off Date Pool Balance	4.4%
Cut-Off Date Loan Balance Per SF	$111
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	6.030%
Original Term to ARD/Amortization	120/360
Remaining Term to ARD/Amortization	119/359
Cut-Off Date LTV	79.6%
Maturity Date LTV	67.6%
Underwritten DSCR on NOI	1.43x
Underwritten DSCR on NCF	1.31x

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

-	The Loan. The Mortgage Loan (the “Rivertowne Commons Loan”) is secured by a first mortgage encumbering an anchored retail center located in Oxon Hill, Maryland. The Rivertowne Commons Loan represents approximately 4.4% of the Cut-Off Date Pool Balance. The Rivertowne Commons Loan was originated on September 26, 2003 and has a principal balance as of the Cut-Off Date of $42,964,641.

The Rivertowne Commons Loan has a remaining term of 119 months to its anticipated repayment date of October 1, 2013. The Rivertowne Commons Loan may be prepaid on or after August 1, 2013 and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is Rivertowne Center Associates L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Rivertowne Commons Loan. The sponsor of the borrower is Milton Peterson. Mr. Peterson has over 32 years of real estate experience and is a principal and chairman of The Peterson Companies. The principals of The Peterson Companies have developed, acquired, managed or leased approximately four million square feet of retail space, three million square feet of residential units and over three million square feet of office space in the Washington, DC metropolitan statistical area.

-	The Property. The Mortgaged Property is an approximately 387,339 square foot anchored retail center situated on approximately 36.2 acres and was constructed in 1987. The Mortgaged Property is located in Oxon Hill, Maryland, within the Washington, DC metropolitan statistical area. As of July 1, 2003, the occupancy rate for the Mortgaged Property securing the Rivertowne Commons Loan was approximately 99.6%.

The largest tenant is Kmart Corporation (“Kmart”) occupying approximately 84,640 square feet, or approximately 21.9% of the net rentable area. Kmart is the third largest discount retailer in the United States, behind Wal-Mart and Target. Kmart filed for Chapter 11 bankruptcy protection in January 2002 and emerged from bankruptcy in May 2003. The Kmart lease expires in January 2013. The second largest tenant is Safeway Inc. (“Safeway”), occupying approximately 49,035 square feet, or approximately 12.7% of the net rentable area. Safeway operates regional supermarket companies that include Safeway, The Vons Companies, Carr-Gottstein Foods, Genuardi’s Family Markets and Randall’s Food Markets. As of October 21, 2003, Safeway was rated “Baa2” (Moodys), “BBB” (S&P) and “BBB” (Fitch). The Safeway lease expires in October 2012. The third largest tenant is American Multi-Cinema (“AMC”), occupying approximately 38,906 square feet (12 screens), or approximately 10.0% of the net rentable area. AMC operates 250 theatres with 3,500 screens worldwide. The AMC lease expires in May 2007.

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net
	Ratings*	Rentable	% of Net	Actual Rent	Actual	% of Actual	Date of Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Rentable Area	PSF	Rent	Rent	Expiration

Kmart	NR/NR/NR	84,640	21.9%	$7.50	$634,800	12.7%	January 2013
Safeway	Baa2/BBB/BBB	49,035	12.7%	$8.86	$434,472	8.7%	October 2012
AMC	NR/NR/NR	38,906	10.0%	$15.00	$583,590	11.6%	May 2007
Old Navy	Ba3/BB+/BB–	25,000	6.5%	$10.00	$250,000	5.0%	February 2005
Staples	Baa2/BBB–/BBB	24,000	6.2%	$10.50	$252,000	5.0%	May 2014

Total		221,581	57.2%		$2,154,862	42.9%

*	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

						% of Actual	Cumulative %
	# of Leases	WA Base	Total SF	% of Total	Cumulative % of	Rent	of Actual Rent
Year	Rolling	Rent/SF Rolling	Rolling	SF Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	7	$23.05	14,875	3.8%	3.8%	5.5%	5.5%
2004	10	$22.24	35,559	9.2%	13.0%	13.0%	18.5%
2005	7	$17.19	36,717	9.5%	22.5%	9.9%	28.4%
2006	4	$19.59	13,375	3.5%	26.0%	4.3%	32.7%
2007	12	$19.65	68,397	17.7%	43.6%	22.0%	54.7%
2008	8	$18.92	26,444	6.8%	50.4%	8.4%	63.1%
2009	0	$0.00	0	0.0%	50.4%	0.0%	63.1%
2010	1	$19.37	2,438	0.6%	51.1%	0.7%	63.8%
2011	3	$15.25	18,640	4.8%	55.9%	5.1%	68.9%
2012	1	$11.57	49,035	12.7%	68.5%	8.7%	77.6%
2013	4	$11.44	96,348	24.9%	93.4%	17.4%	95.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain escrows of real estate taxes and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with mortgagee a sum of $293,368 per year for tenant improvements and leasing commissions, not to exceed $1,000,000. The loan documents also required the borrower to deposit with mortgagee at the closing of the Rivertowne Commons loan a sum of $1,330,000 for the replacement of the roof at the Mortgaged Property. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. If at any time during the term of the Rivertowne Commons Loan, the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x based on a 7.0% constant, or notwithstanding the debt service coverage ratio, on July 1, 2013, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Hyper-amortization. Commencing on the anticipated repayment date of October 1, 2013, if the Rivertowne Commons Loan is not paid in full, the Rivertowne Commons Loan enters into a hyper-amortization period through October 1, 2033. The interest rate applicable to the Rivertowne Commons Loan during such hyper-amortization period will increase to 5.0% over the mortgage rate.

-	Management. Peterson Management, LC is the property manager for the Mortgaged Property securing the Rivertowne Commons Loan. The property manager is affiliated with the borrower.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

ARCO CENTER

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Long Beach, CA
Property Type	Office — CBD
Size (SF)	459,636
Occupancy as of August 7, 2003	76.3%
Year Built/Year Renovated	1983/NA
Appraisal Value	$56,500,000
Underwritten Occupancy	76.3%
Underwritten Revenues	$8,586,734
Underwritten Total Expenses	$4,523,823
Underwritten Net Operating Income (NOI)	$4,062,911
Underwritten Net Cash Flow (NCF)	$3,499,344

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$38,000,000
Percentage of Cut-Off Date Pool Balance	3.9%
Cut-Off Date Loan Balance Per SF	$83
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	6.450%
Original Term to ARD/Amortization	120/360
Remaining Term to ARD/Amortization	120/360
Cut-Off Date LTV	67.3%
Maturity Date LTV	60.2%
Underwritten DSCR on NOI	1.42x
Underwritten DSCR on NCF	1.22x

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

-	The Loan. The Mortgage Loan (the “Arco Center Loan”) is secured by a first deed of trust encumbering the borrower’s fee interest in an office building located in Long Beach, California. The Arco Center Loan represents approximately 3.9% of the Cut-Off Date Pool Balance. The Arco Center Loan was originated on November 3, 2003 and has a principal balance as of the Cut-Off Date of $38,000,000. The Arco Center Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

The Arco Center Loan has a remaining term of 120 months to its anticipated repayment date of November 11, 2013. The Arco Center Loan may be prepaid on or after July 11, 2013 and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is 200 Oceangate, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Arco Center Loan. The sponsor is Swig Investment Company (“Swig”). Swig is a family owned real estate investment company based in San Francisco, California and is a major owner of institutional quality office properties nationwide. Swig previously owned the Fairmont hotel chain and currently owns and/or manages approximately 7 million square feet of office space. Swig previously filed for bankruptcy protection with respect to the Mortgaged Property, which resulted in modifications to the terms of the prior mortgage loan. Since emerging from bankruptcy, the borrower has fully satisfied its loan obligations. None of the current principals of the borrower were associated with the borrower at the time of the bankruptcy filing.

-	The Property. The Mortgaged Property is an approximately 459,636 square foot office building situated on approximately 4.5 acres. The Mortgaged Property was constructed in 1983. The Mortgaged Property is located in Long Beach, California, within the Los Angeles-Riverside-Orange County metropolitan statistical area. As of August 7, 2003, the occupancy rate for the Mortgaged Property securing the Arco Center Loan was approximately 76.3%.

The largest tenant is Earth Tech, Inc. (“Earth Tech”) occupying approximately 88,350 square feet, or approximately 19.2% of the net rentable area. Although the lease has been executed, Earth Tech has not occupied the premises or begun paying rent, but is expected to take occupancy and commence paying rent in mid-December 2003. A member of the Tyco International (“Tyco”) family, Earth Tech is a major force in global water management; environmental, remediation and waste; architecture, engineering and construction and transportation services. As of October 30, 2003, Tyco International was rated “BBB-” (S&P), “BB” (Fitch) and “Ba2” (Moody’s). The Earth Tech leases expire in December 2013. The second largest tenant is Molina Healthcare, Inc. (“Molina Healthcare”) occupying approximately 82,606 square feet, or approximately 18.0% of the net rentable area. Molina Healthcare is a multi-state, managed care organization that arranges for the delivery of healthcare services to persons eligible for Medicaid and other programs for low-income families and individuals. Molina Healthcare leases expire in December 2012. The third largest tenant is the Department of Industrial Relations (“Department of Industrial Relations”) occupying approximately 39,013 square feet, or approximately 8.5% of the net rentable area. The Department of Industrial Relations was established to improve working conditions for California’s wage earners and to advance opportunities for profitable employment in California. The Department of Industrial Relations leases expire in October 2007.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

The following table presents information relating to major at the Mortgaged Property:

		Net	% of Net	Actual		% of
	Ratings	Rentable	Rentable	Rent	Actual	Actual	Date of Lease
Tenant	Moody’s/S&P/Fitch(1)	Area (SF)	Area	PSF	Rent	Rent	Expiration

Earth Tech, Inc.(2)	Ba2/BBB-/BB	88,350	19.2%	$20.40	$1,802,340	24.9%	December 2013
Molina Healthcare, Inc.	NR/NR/NR	82,606	18.0	$18.60	1,536,472	21.3	December 2012
Department of Industrial Relations	NR/NR/NR	39,013	8.5	$21.75	848,539	11.7	October 2007
California State Land Commission	NR/NR/NR	32,334	7.0	$23.31	753,659	10.4	October 2007, MTM
Merck-Medco Managed Care	Ba1/BBB/NR	14,234	3.1	$21.60	307,454	4.3	January 2005

Total		256,537	55.8%		$5,248,464	72.6%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Earth Tech is expected to take occupancy of its space in mid-December 2003 and will commence paying rent upon occupancy.

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
		WA Base			Cumulative	% of Actual	% of Actual
	# of Leases	Rent/SF	Total SF	% of Total SF	% of SF	Rent	Rent
Year	Rolling	Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	2	$20.79	16,516	3.6%	3.6%	4.7%	4.7%
2004	5	$19.50	24,472	5.3%	8.9%	6.6%	11.4%
2005	12	$22.05	35,813	7.8%	16.7%	10.9%	22.3%
2006	2	$20.12	10,790	2.3%	19.1%	3.0%	25.3%
2007	7	$22.54	70,555	15.4%	34.4%	22.0%	47.3%
2008	2	$27.48	17,129	3.7%	38.1%	6.5%	53.8%
2009	0	$0.00	0	0.0%	38.1%	0.0%	53.8%
2010	0	$0.00	0	0.0%	38.1%	0.0%	53.8%
2011	0	$0.00	0	0.0%	38.1%	0.0%	53.8%
2012	5	$18.60	82,606	18.0%	56.1%	21.3%	75.1%
2013	7	$20.40	88,350	19.2%	75.3%	24.9%	100.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with mortgagee (i) at the closing of the Arco Center loan, a sum of $300,000 per year not to exceed $1,000,000 for tenant improvements and leasing commissions. In addition, a $3,143,493 escrow was required at closing for tenant improvement costs associated with the Earth Tech lease. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Hyper-amortization. Commencing on the anticipated repayment date of November 11, 2013, if the Arco Center Loan is not paid in full, the Arco Center Loan enters into a hyper-amortization period through November 11, 2023. The interest rate applicable to the Arco

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Center Loan during such hyper-amortization period will increase to the greater of the mortgage rate plus 2.5% or the treasury rate plus 2.5%, in each case subject to an annual increase of 0.25%.

-	Lock Box Account. All tenant payments due under the applicable tenant leases are deposited into a mortgagor designated lock box account. At any time during the term of the Arco Center Loan, upon the occurrence of an event of default under the loan documents or upon hyper-amortization, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Management. The Swig Company, an affiliate of the borrower, is the property manager for the Mortgaged Property securing the Arco Center Loan.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

HAI PORTFOLIO

Property Information
Number of Mortgaged Real Properties	2
Location (City, State)	Various
Property Type	Office – Suburban
Size (SF)	228,060
Occupancy as of October 7, 2003	100.0%
Year Built/Year Renovated	Various/NA
Appraisal Value	$47,850,000
Underwritten Occupancy	99.0%
Underwritten Revenues	$5,317,751
Underwritten Total Expenses	$1,516,801
Underwritten Net Operating Income (NOI)	$3,800,950
Underwritten Net Cash Flow (NCF)	$3,652,613

Mortgage Loan Information
Mortgage Loan Seller	Artesia
Cut-Off Date Balance	$35,887,500
Percentage of Cut-Off Date Pool Balance	3.7%
Cut-Off Date Loan Balance Per SF	$157
Number of Mortgage Loans	2
Type of Security	Fee
Mortgage Rate	5.320%
Original Term to ARD/Amortization	72/360
Remaining Term to ARD/Amortization	72/360
Cut-Off Date LTV	75.0%
Maturity Date LTV	70.7%
Underwritten DSCR on NOI	1.59x
Underwritten DSCR on NCF	1.52x

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

-	The Loan. The two Mortgage Loans (the “Hai Portfolio Loans”) are collectively secured by the first deeds of trust encumbering 2 office buildings located in Richmond, Virginia and Boise, Idaho. The Hai Portfolio Loans represent approximately 3.7% of the Cut-Off Date Pool Balance. The Hai Portfolio Loans were originated on October 20, 2003 and have a principal balance as of the Cut-Off Date of $35,887,500. The Hai Portfolio Loans provide for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest. Each of the Hai Portfolio Loans is cross-collateralized and cross-defaulted with each of the other Hai Portfolio Loans.

The Hai Portfolio Loans have a remaining term of 72 months to its anticipated repayment date of November 11, 2009. The Hai Portfolio Loans may be prepaid on or after September 11, 2009 and permit defeasance with United States government obligations beginning three years after their first payment date.

-	The Borrower. The borrowers are NGP-Penrose Richmond LLC and NGP-Penrose Boise BLM LLC, both special purpose entities. The sponsors of each of the borrowers are NGP Capital Partners III, LLC, Al Iudicello, Alexander Vahabzadeh, and Kamal Bahamdan.

-	The Properties. The Mortgaged Properties consist of 2 office properties. As of October 7, 2003, the weighted average occupancy rate for the Mortgaged Properties securing the Hai Portfolio Loans was approximately 100.0%.

The following table presents certain information relating to the Mortgaged Properties:

					Year
	Property	Cut-Off Date	Net Rentable	Occupancy	Built/Year
Property Name	Location	Loan Balance	Area (SF)	(as of 10/07/03)	Renovated

FBI Headquarters - Richmond, VA	Richmond, VA	$18,000,000	96,607	100.0%	2001/NA
Natural Resource Center - Boise, ID	Boise, ID	17,887,500	131,453	100.0%	1996-1997/NA

Total/Weighted Average		$35,887,500	228,060	100.0%

1.    FBI Headquarters - Richmond, VA

The following table presents information relating to the major tenant at the Mortgaged Property:

			% of Net	Actual			Date of
	Ratings	Net Rentable	Rentable	Rent	Actual	% of Actual	Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Area	PSF	Rent	Rent	Expiration

United States of America(1)	Aaa/AAA/AAA	96,607	100.0%	$25.90	$2,501,753	100.0%	January 2011

(1)	The property is occupied by the Federal Bureau of Investigation.

The following table presents information relating to the lease rollover schedule at FBI Headquarters - Richmond, VA:

Cumulative
						% of	% of
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	Actual Rent	Actual Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2011	1	$25.90	96,607	100.0%	100.0%	100.0%	100.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

Underwritten Financials for FBI Headquarters - Richmond, VA:

U/W Occupancy %	99.0%
U/W Revenues	$2,479,315
U/W Total Expenses	$601,741
U/W Net Operating Income (NOI)	$1,877,574
U/W Net Cash Flow (NCF)	$1,813,268
U/W DSCR on NOI	1.56x
U/W DSCR on NCF	1.51x

2.    Natural Resource Center - Boise, ID

The following table presents information relating to the major tenant at Natural Resource Center-Boise, ID:

		Net	% of Net
	Ratings	Rentable	Rentable	Actual	Actual	% of Actual	Date of Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Area	Rent PSF	Rent	Rent	Expiration

United States of America(1)	Aaa/AAA/AAA	131,453	100.0%	$21.38	$2,809,978	100.0%	October 2011

(1)	The property is occupied by various United States government agencies.

The following table presents information relating to the lease rollover schedule at Natural Resource Center - Boise, ID:

						% of Actual	Cumulative % of
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	Rent	Actual Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2011	1	$21.38	131,453	100.0%	100.0%	100.0%	100.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

Underwritten Financials for Natural Resource Center - Boise, ID:

U/W Occupancy %	99.0%
U/W Revenues	$2,838,436
U/W Total Expenses	$915,060
U/W Net Operating Income (NOI)	$1,923,376
U/W Net Cash Flow (NCF)	$1,839,345
U/W DSCR on NOI	1.61	x
U/W DSCR on NCF	1.54	x

-	Escrows. The loan documents provide for certain escrows of real estate taxes and provide for replacement reserves. Escrows for insurance have been waived but may be reinstated without notice to the borrower following (i) a change in tenancy of the property, (ii) failure to provide satisfactory evidence of payment of the insurance premiums, (iii) any Event of Default and (iv) any default by tenant under the applicable lease not cured within the cure period. In addition, if the borrower has not provided evidence of extension or renewal of the tenant leases satisfactory to the mortgagee then, beginning with the 23rd month of the loan term, the borrower is

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

required to post a letter of credit each year in the amount of $672,000 for a total amount on deposit in the sixth year of $2,688,000 with respect to the FBI Headquarters and $708,000 for a total amount of deposit in the sixth year of $2,832,000 with respect to the Natural Resource Center or, if certain conditions have been met with respect to the leases, in the lesser amount of $400,000 for a total amount on deposit in the sixth year of $1,600,000 with respect to the FBI Headquarters and $550,000 for a total amount on deposit in the sixth year of $2,200,000 with respect to the Natural Resource Center. If the borrower does not provide the mortgagee with such letters of credit each year, then a reserve shall be established in the amount of the monthly net cash flow after debt service and expenses and continue each year until the reserve equals the amount required each year under the letter of credit. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

-	Hyper-amortization. Commencing on the anticipated repayment date of November 11, 2009, if the Hai Portfolio Loans are not paid in full, the Hai Portfolio Loans enter into a hyper-amortization period through November 11, 2033. The interest rate applicable to the Hai Portfolio Loans during such hyper-amortization period will increase to 2.00% over the mortgage rate.

-	Management. Real Asset Management Co., LLC (“RAMCO”) is the property manager for the Mortgaged Property securing the Hai Portfolio Loans. RAMCO is a California based subsidiary of The Penrose Corporation which designs, develops and sells buildings occupied by various agencies of the federal government. RAMCO’s current portfolio includes seven buildings located throughout the United States with a total of approximately 856,600 square feet of leased space.

-	Release of Cross. The cross-default and cross-collateralization provisions may be terminated in the event one of the Mortgage Loans is defeased or assumed without a simultaneous defeasance or assumption of the other, provided that a no-downgrade letter is received from the applicable rating agencies, certain loan-to-value ratio and debt service coverage ratio tests are satisfied and, in the case of a defeasance of one of the Mortgage Loans, funds or a letter of credit equal to 15% of the appraised value of the Mortgaged Property primarily securing the defeased Mortgage Loan is deposited as additional security for the remaining, undefeased Mortgage Loan.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

CHANDLER FESTIVAL

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Chandler, AZ
Property Type	Retail — Anchored
Size (SF)	364,649
Occupancy as of September 30, 2003	93.9%
Year Built/Year Renovated	2001/NA
Appraisal Value	$55,000,000
Underwritten Occupancy	94.8%
Underwritten Revenues	$6,289,487
Underwritten Total Expenses	$1,400,335
Underwritten Net Operating Income (NOI)	$4,889,151
Underwritten Net Cash Flow (NCF)	$4,723,171

Mortgage Loan Information
Mortgage Loan Seller	Eurohypo
Cut-Off Date Balance	$31,960,741
Percentage of Cut-Off Date Pool Balance	3.3%
Cut-Off Date Loan Balance Per SF	$88
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	4.370%
Original Term/Amortization	60/360
Remaining Term/Amortization	59/359
Cut-Off Date LTV	58.1%
Maturity Date LTV	53.1%
Underwritten DSCR on NOI	2.55x
Underwritten DSCR on NCF	2.46x
Shadow Rating (S&P/Moody’s)*	A-/A3

*	S&P and Moody’s have confirmed that the Chandler Festival Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated “A-/A3”, respectively.

The following table presents information relating to the major tenants:

		Net	% of Net	Actual		% of
	Ratings*	Rentable	Rentable	Rent		Actual	Date of Lease
Tenant	Moody’s/S&P/Fitch	Area(SF)	Area	PSF	Actual Rent	Rent	Expiration

Linens ’n Things	NR/NR/NR	35,000	9.6%	$9.00	$315,000	6.0%	January 2016
Nordstrom Rack	Baa1/A-/NR	33,641	9.2	$9.90	333,046	6.4	September 2011
Ultimate Electronics	NR/NR/NR	32,241	8.8	$12.00	386,892	7.4	March 2016
TJ Maxx	A3/A/NR	30,000	8.2	$9.50	285,000	5.4	January 2011
Ross	NR/BBB/NR	29,793	8.2	$9.35	278,565	5.3	January 2011
Office Max	NR/NR/NR	23,500	6.4	$9.75	229,125	4.4	January 2016
PetSmart	Ba3/B+/NR	19,092	5.2	$9.25	176,601	3.4	January 2016
Ulta Salon	NR/NR/NR	10,800	3.0	$19.00	205,200	3.9	December 2010
E&J’s	NR/NR/NR	10,800	3.0	$16.50	178,200	3.4	December 2006
Famous Footwear	NR/NR/NR	9,600	2.6	$19.75	189,600	3.6	December 2006

Total		234,467	64.3%		$2,577,229	49.2%

*	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

THE ANSONIA

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	New York, NY
Property Type	Mixed Use - Retail/Office
Size (SF)	118,382
Occupancy as of July 31, 2003	95.8%
Year Built/Year Renovated	1904/2002
Appraisal Value	$57,700,000
Underwritten Occupancy	90.0%
Underwritten Revenues	$6,509,026
Underwritten Total Expenses	$1,876,033
Underwritten Net Operating Income (NOI)	$4,632,994
Underwritten Net Cash Flow (NCF)	$4,485,941

Mortgage Loan Information
Mortgage Loan Seller	Citigroup
Cut-Off Date Balance	$28,100,000
Percentage of Cut-Off Date Pool Balance	2.9%
Cut-Off Date Loan Balance Per SF	$237
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	4.520%
Original Term/Amortization	60/NA
Remaining Term/Amortization	57/NA
Cut-Off Date LTV	48.7%
Maturity Date LTV	48.7%
Underwritten DSCR on NOI	3.53x
Underwritten DSCR on NCF	3.42x
Shadow Rating (S&P/Moody’s)*	AA/A1

*	S&P and Moody’s have confirmed that the Ansonia Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated “AA/A1”, respectively.

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net		Actual
	Ratings(1)	Rentable	% of Net	Rent	Actual	% of Actual	Date of Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Rentable Area	PSF	Rent	Rent	Expiration

The Great Atlantic & Pacific Tea Company Inc. (A&P)(2)	B3/B/NR	30,149	25.5%	$56.01	$1,688,500	26.1%	June 2018
Ansonia Parking Garage	NR/NR/NR	21,306	18.0%	$16.43	$350,000	5.4%	July 2008
American Musical &
Drama Academy	NR/NR/NR	20,147	17.0%	$36.13	$727,824	11.3%	June 2008
The North Face Inc.	A3/BBB+/NR	10,203	8.6%	$98.51	$1,005,145	15.5%	May 2013
Congregation Bnai Jeshurun	NR/NR/NR	7,254	6.1%	$41.28	$299,428	4.6%	September 2013

Total		89,059	75.2%		$4,070,897	62.9%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	A&P sublets the premises to Gristede’s Foods Inc. pursuant to a sublease dated 10/2002, which expires 9/20/2018. A&P remains obligated under all terms of the Lease.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

WESTLAKE CORPORATE PARK

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Little Rock, AR
Property Type	Office — Suburban
Size (SF)	384,436
Occupancy as of July 31, 2003	82.7%
Year Built/Year Renovated	1982/NA
Appraisal Value	$30,600,000
Underwritten Occupancy	82.7%
Underwritten Revenues	$5,469,903
Underwritten Total Expenses	$2,341,328
Underwritten Net Operating Income (NOI)	$3,128,575
Underwritten Net Cash Flow (NCF)	$2,462,599

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$20,180,787
Percentage of Cut-Off Date Pool Balance	2.1%
Cut-Off Date Loan Balance Per SF	$52
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.460%
Original Term to ARD/Amortization	120/360
Remaining Term to ARD/Amortization	119/359
Cut-Off Date LTV	66.0%
Maturity Date LTV	55.1%
Underwritten DSCR on NOI	2.28x
Underwritten DSCR on NCF	1.80x

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net	% of Net	Actual		% of	Date of
	Ratings*	Rentable	Rentable	Rent	Actual	Actual	Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Area	PSF	Rent	Rent	Expiration

Southwestern Bell Wireless	A1/A+/AA-	27,467	7.1%	$15.08	$414,281	7.6%	January 2004
University of Arkansas	NR/NR/NR	16,120	4.2	$15.71	253,245	4.6	June 2005
Midland Loan Services, Inc.	A3/A-/A	15,200	4.0	$17.41	264,671	4.8	August 2006
Carter & Burgess, Inc.	NR/NR/NR	12,551	3.3	$18.51	232,314	4.3	MTM
New York Life Insurance	Aa1/AA+/AA	11,565	3.0	$20.28	234,538	4.3	August 2007

Total		82,903	21.6%		$1,399,049	25.6%

*	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

CENDANT BUILDING

Property Information		Mortgage Loan Information
Number of Mortgaged Real Properties	1	Mortgage Loan Seller	Citigroup
Location (City, State)	Mission Viejo, CA	Cut-Off Date Balance	$18,185,310
Property Type	Office — Suburban	Percentage of Cut-Off Date Pool Balance	1.9%
Size (SF)	131,123	Cut-Off Date Loan Balance Per SF	$139
Occupancy as of August 25, 2003	75.8%	Number of Mortgage Loans	1
Year Built/Year Renovated	1981/NA	Type of Security	Fee
Appraisal Value	$25,000,000	Mortgage Rate	6.100%
Underwritten Occupancy	76.6%	Original Term to ARD/Amortization	119/360
Underwritten Revenues	$2,551,522	Remaining Term to ARD/Amortization	118/359
Underwritten Total Expenses	$922,864	Cut-Off Date LTV	72.7%
Underwritten Net Operating Income (NOI)	$1,628,659	Maturity Date LTV	62.1%
Underwritten Net Cash Flow (NCF)	$1,479,092	Underwritten DSCR on NOI(1)	1.37x
		Underwritten DSCR on NCF(1)	1.23x

(1)	The DSCR presented above takes into account a $4.2 million performance holdback reserve and the projected stabilized underwritten net cash flow for the Mortgaged Property.

The following table presents information relating to major tenants at the Mortgaged Property:

		Net		Actual
	Ratings*	Rentable	% of Net	Rent	Actual	% of Actual	Date of Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Rentable Area	PSF	Rent	Rent	Expiration

Cendant Corporation	Baa1/BBB/BBB+	93,916	71.6%	$25.80	$2,423,033	72.7%	August 2013
Federal Deposit Insurance Corporation	Aaa/AAA/AAA	5,491	4.2	$23.40	128,489	3.9	October 2006

Total		99,407	75.8%		$2,551,522	76.6%

*	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

SHILOH SQUARE SHOPPING CENTER

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Kennesaw, GA
Property Type	Retail — Anchored
Size (SF)	139,720
Occupancy as of July 31, 2003	82.5%
Year Built/Year Renovated	1996, 1999, 2003/NA
Appraisal Value	$19,600,000
Underwritten Occupancy	84.0%
Underwritten Revenues	$1,579,384
Underwritten Total Expenses	$358,080
Underwritten Net Operating Income (NOI)	$1,221,304
Underwritten Net Cash Flow (NCF)	$1,194,114

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$14,466,405
Percentage of Cut-Off Date Pool Balance	1.5%
Cut-Off Date Loan Balance Per SF	$104
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	4.900%
Original Term to ARD/Amortization	120/360
Remaining Term to ARD/Amortization	118/358
Cut-Off Date LTV	73.8%
Maturity Date LTV	60.6%
Underwritten DSCR on NOI	1.32x
Underwritten DSCR on NCF	1.29x

		Net		Actual
	Ratings(1)	Rentable	% of Net	Rent	Actual	% of Actual	Date of Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Rentable Area	PSF	Rent	Rent	Expiration

Kroger	Baa3/BBB/BBB	58,498	41.9%	$8.23	$481,217	37.2%	January 2016
Dollar Tree(2)	NR/NR/NR	10,240	7.3	$9.00	92,160	7.1	February 2009
Spirits Wine Emporium(3)	NR/NR/NR	5,600	4.0	$17.00	95,200	7.4	December 2008
Holly’s Hobbies	NR/NR/NR	4,800	3.4	$11.00	52,800	4.1	November 2004
El Toro Mexican Restaurant	NR/NR/NR	4,300	3.1	$16.45	70,735	5.5	September 2006

Total		83,438	59.7%		$792,112	61.2%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	3,840 square feet of expansion space commences rent March 2004.

(3)	Spirits Wine Emporium is expected to take occupancy of its space in January 2004 and will commence paying rent upon taking occupancy.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

CHINO SPECTRUM TOWNE CENTER, Phase B

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Chino, CA
Property Type	Retail — Shadow Anchored
Size (SF)	77,762
Occupancy as of October 27, 2003	94.6%
Year Built/ Year Renovated	2002-2003/NA
Appraisal Value	$19,000,000
Underwritten Occupancy	92.8%
Underwritten Revenues	$1,921,267
Underwritten Total Expenses	$496,871
Underwritten Net Operating Income (NOI)	$1,424,396
Underwritten Net Cash Flow (NCF)	$1,369,063

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$13,988,243
Percentage of Cut-Off Date Pool Balance	1.4%
Cut-Off Date Loan Balance Per SF	$180
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.950%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	119/359
Cut-Off Date LTV	73.6%
Maturity Date LTV	62.4%
Underwritten DSCR on NOI	1.42x
Underwritten DSCR on NCF	1.37x

		Net	% of Net	Actual
	Ratings*	Rentable	Rentable	Rent		% of Actual	Date of Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Area	PSF	Actual Rent	Rent	Expiration

Cost Plus	NR/NR/NR	17,744	22.8%	$15.00	$266,160	17.2%	September 2013
Party City	NR/NR/NR	12,000	15.4	$18.50	222,000	14.3	January 2013
ULTA	NR/NR/NR	10,000	12.9	$26.00	260,000	16.8	January 2014
Fresh Choice (ground lease)	NR/NR/NR	7,500	9.6	$14.21	106,600	6.9	December 2022
Red Robin (ground lease)	NR/NR/NR	6,926	8.9	$15.88	110,000	7.1	June 2023
Tarbell Financial Corp	NR/NR/NR	5,000	6.4	$27.72	138,600	8.9	October 2007
Wabi Sabi	NR/NR/NR	4,580	5.9	$25.20	115,416	7.4	August 2013

Total		63,750	82.0%		$1,218,776	78.5%

*	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

WASHINGTON STATE PORTFOLIO

Property Information
Number of Mortgaged Real Properties	2
Location (City, State)	Various, WA
Property Type	Office — Suburban
Size (SF)	121,442
Occupancy as of September 30, 2003	100.0%
Year Built/Year Renovated	Various/ Various
Appraisal Value	$19,200,000
Underwritten Occupancy	96.0%
Underwritten Revenues	$1,834,683
Underwritten Total Expenses	$389,279
Underwritten Net Operating Income (NOI)	$1,445,404
Underwritten Net Cash Flow (NCF)	$1,350,123

Mortgage Loan Information
Mortgage Loan Seller	Artesia
Cut-Off Date Balance	$13,915,884
Percentage of Cut-Off Date Pool Balance	1.4%
Cut-Off Date Loan Balance Per SF	$115
Number of Mortgage Loans	1
Type of Security	Fee and Leasehold
Mortgage Rate	5.200%
Original Term to ARD/Amortization	60/360
Remaining Term to ARD/Amortization	59/359
Cut-Off Date LTV	72.5%
Maturity Date LTV	67.1%
Underwritten DSCR on NOI	1.57x
Underwritten DSCR on NCF	1.47x

The following table presents certain information relating to the Mortgaged Properties:

		Net Rentable Area	Occupancy (as of	Year Built/Year
Property Name	Property Location	(SF)	9/30/03)	Renovated

Black Lake I, II and III	Olympia, WA	92,053	100.0%	1987/1992
DSHS Building-Bellingham	Bellingham, WA	29,389	100.0%	1984/2003

Total/Weighted Average		121,442	100.0%

The following table presents information relating to the major tenant at Black Lake I, II and III:

		Net
	Ratings	Rentable	% of Net	Actual Rent	Actual	% of Actual	Date of Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Rentable Area	PSF	Rent	Rent	Expiration

State of Washington — DOL(1)	Aa1/AA+/NR	92,053	100.0%	$15.45	$1,422,218	100.0%	September 2013

(1)	Ratings indicated are those of the State of Washington.

The following table presents information relating to the major tenant at DSHS Building — Bellingham:

		Net
	Ratings	Rentable	% of Net	Actual Rent	Actual	% of Actual	Date of Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Rentable Area	PSF	Rent	Rent	Expiration

State of Washington — DSHS(1)	Aa1/AA+/NR	29,389	100.0%	$16.62	$488,460	100.0%	June 2013

(1)	Ratings indicated are those of the State of Washington.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

EAST TOWN PLAZA

Property Information		Mortgage Loan Information
Number of Mortgaged Real Properties	1	Mortgage Loan Seller	Citigroup
Location (City, State)	Madison, WI	Cut-Off Date Balance	$12,051,688
Property Type	Retail — Anchored	Percentage of Cut-Off Date Pool Balance	1.2%
Size (SF)	208,959	Cut-Off Date Loan Balance Per SF	$58
Occupancy as of June 30, 2003	96.1%	Number of Mortgage Loans	1
Year Built/Year Renovated	1992/1999	Type of Security	Fee
Appraisal Value	$18,100,000	Mortgage Rate	5.450%
Underwritten Occupancy	94.0%	Original Term/Amortization	120/360
Underwritten Revenues	$2,398,696	Remaining Term/Amortization	116/356
Underwritten Total Expenses	$751,694	Cut-Off Date LTV	66.6%
Underwritten Net Operating Income (NOI)	$1,647,002	Maturity Date LTV	55.8%
Underwritten Net Cash Flow (NCF)	$1,496,120	Underwritten DSCR on NOI	2.01x
		Underwritten DSCR on NCF	1.82x

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net
	Ratings*	Rentable	% of Net	Actual Rent	Actual	% of Actual	Date of Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Rentable Area	PSF	Rent	Rent	Expiration

Burlington Coat Factory	NR/NR/NR	60,200	28.8%	$4.50	$270,800	14.3%	January 2022
Marshalls (The TJX Companies, Inc.)	A3/A/NR	36,800	17.6	$8.00	294,400	15.5	August 2005
Borders Books & Music	NR/NR/NR	27,685	13.2	$13.80	381,947	20.1	January 2018
Jo-Ann Stores Inc.	B1/B+/NR	20,000	9.6	$9.00	180,000	9.5	January 2010
Wisconsin Craft Mart	NR/NR/NR	14,000	6.7	$10.00	140,000	7.4	September 2007

Total		158,685	75.9%		$1,267,147	66.8%

*	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

PEPPER COVE APARTMENTS

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Miami, FL
Property Type	Multifamily– Conventional
Size (Units)	208
Occupancy as of September 29, 2003	99.5%
Year Built/Year Renovated	1987/ 1994
Appraisal Value	$15,100,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$2,123,466
Underwritten Total Expenses	$1,020,181
Underwritten Net Operating Income (NOI)	$1,103,285
Underwritten Net Cash Flow (NCF)	$1,054,613

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$12,000,000
Percentage of Cut-Off Date Pool Balance	1.2%
Cut-Off Date Loan Balance Per Unit	$57,692
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.833%
Original Term to ARD/Amortization	120/360
Remaining Term to ARD/Amortization	120/360
Cut-Off Date LTV	79.5%
Maturity Date LTV	71.6%
Underwritten DSCR on NOI	1.30x
Underwritten DSCR on NCF	1.24x

The following table presents information relating to the unit configuration at the Mortgaged Property:

		Approximate Size	Approximate Net	% of Net Rentable
Unit Mix	No. of Units	(Unit)	Rentable Area (SF)	Area	Asking Rental Range

1-BR/1-BA	132	607	80,152	53.0%	$715-$780
2-BR/2-BA	76	935	71,076	47.0	$985-$1020

Total/Weighted Average	208	727	151,228	100.0%	$851/$1.17/SF

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

ST. VINCENT’S HOSPITAL — POB II & III

Property Information
Number of Mortgaged Real Properties	2
Location (City, State)	Birmingham, AL
Property Type	Office — Medical
Size (SF)	139,070
Occupancy as of July 21, 2003	98.3%
Year Built/Year Renovated	Various/NA
Appraisal Value	$15,220,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$2,567,353
Underwritten Total Expenses	$1,137,817
Underwritten Net Operating Income (NOI)	$1,429,536
Underwritten Net Cash Flow (NCF)	$1,089,520

Mortgage Loan Information
Mortgage Loan Seller	Citigroup
Cut-Off Date Balance	$11,408,330
Percentage of Cut-Off Date Pool Balance	1.2%
Cut-off Date Loan Balance Per SF/Unit	$82
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.840%
Original Term/Amortization	120/360
Remaining Term/Amortization	117/357
Cut-Off Date LTV	75.0%
Maturity Date LTV	63.5%
Underwritten DSCR on NOI	1.77x
Underwritten DSCR on NCF	1.35x

The following table presents certain information relating to the Mortgaged Properties:

	Property	Cut-Off Date	Net Rentable	Occupancy (as of	Year Built /
Property Name	Location	Loan Balance	Area(SF)	July 21, 2003)	Renovated

St. Vincent POB III	Birmingham, AL	$6,684,806	81,716	97.1%	1992/NA
St. Vincent POB II	Birmingham, AL	4,723,524	57,354	100.0%	1988/NA

Total/Average		$11,408,330	139,070	98.3%

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Top 20

1.    St. Vincent POB III

The following table presents information relating to the major tenants at the Mortgaged Property:

			% of Net	Actual		% of	Date of
	Ratings*	Net Rentable	Rentable	Rent		Actual	Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Area	PSF	Actual Rent	Rent	Expiration

Southview Medical Group, P.C.	NR/NR/NR	44,080	53.9%	$16.93	$746,274	50.5%	April 2010
ENT Associates of Alabama, P.C.	NR/NR/NR	9,900	12.1	$20.17	199,710	13.5	March 2004
Neurosurgical Associates	NR/NR/NR	5,500	6.7	$20.12	110,660	7.5	October 2004
Orthopedic Specialists of AL	NR/NR/NR	4,568	5.6	$18.88	86,245	5.8	September 2005
Southern Women’s Center	NR/NR/NR	3,132	3.8	$19.07	59,737	4.0	June 2006

Totals		67,180	82.2%		$1,202,626	81.4%

*	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

2.    St. Vincent POB II

The following table presents information relating to the major tenants at the Mortgaged Property:

			% of Net	Actual		% of	Date of
	Ratings*	Net Rentable	Rentable	Rent		Actual	Lease
Tenant	Moody’s/S&P/Fitch	Area (SF)	Area	PSF	Actual Rent	Rent	Expiration

St. Vincent’s Orthopedics	NR/NR/NR	5,777	10.1%	$19.00	$109,763	10.2%	December 2009
Birmingham Internal Medicine	NR/NR/NR	5,428	9.5	$19.00	103,132	9.5	August 2008
Birmingham Ear, Nose & Throat	NR/NR/NR	5,179	9.0	$19.01	98,440	9.1	December 2004
Alabama Cardiovascular	NR/NR/NR	5,055	8.8	$18.30	92,507	8.6	December 2006
Sharp & Stone	NR/NR/NR	4,342	7.6	$18.91	82,088	7.6	August 2008

Totals		25,781	45.0%		$485,930	45.0%

*	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

Additional Mortgage Loan Information

-	General. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross- collateralized and cross-defaulted Mortgage Loans.

-	Significant Sponsor Concentrations.

			Aggregate	% of	Weighted			Weighted
	# of		Cut-Off	Cut-Off	Average	Weighted		Average
	Loans/	Loan	Date	Date Pool	Cut-Off	Average		Mortgage
Sponsor	Properties	Numbers	Balance	Balance	Date LTV	DSCR		Rate

General Growth Properties, Inc.	3/3	1,4,7	$248,448,290	25.5%	60.0%	2.05	x	4.245%
CBL & Associates Properties, Inc.	3/3	2,6,24	$153,958,474	15.8%	61.1%	1.86	x	4.729%
Jamestown Companies	1/1	3	$85,500,000	8.8%	59.8%	1.60	x	5.500%
JMB Realty	1/1	5	$58,000,000	6.0%	50.0%	2.42	x	5.202%

-	Cross-Collateralized and Cross-Defaulted Mortgage Loans. One (1) group of Mortgage Loans, representing approximately 3.7% of the Cut-Off Date Pool Balance, is cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

-	Subordinate Financing. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the lender’s prior consent. With respect to 1 Mortgage Loan, representing approximately 0.5% of the Cut-Off Date Pool Balance, the ownership interests of the direct or indirect owners of the related borrower have been pledged as security for mezzanine debt. With respect to 3 Mortgage Loans, representing approximately 11.0% of the Cut-Off Date Pool Balance, the related mortgage loan documents provide that, under certain circumstances, the entities with a controlling ownership interest in the borrower may pledge their interests as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. One (1) Mortgage Loan, representing 0.8% of the Cut-Off Date Pool Balance, has existing unsecured debt incurred by the borrower other than in the ordinary cause of business. In addition, certain of the Mortgage Loans do not prohibit the related borrower from incurring additional unsecured debt or an owner of an interest in the related borrower from pledging its

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., ABN AMRO Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C8

ownership interest in the related borrower as security for mezzanine debt because the related borrower is not required by either the mortgage loan documents or related organizational documents to be a special purpose entity.

-	Co-Lender Loans. Seven (7) companion mortgage loans are not included in the trust fund but are each secured by the same Mortgage as a Mortgage Loan which is part of the trust fund. Such Mortgage Loans (the “Co-Lender Loans”) (identified as loan numbers 2, 3, 4, 7, 46 and 51 on Annex A-1 to the prospectus supplement) have a Cut-Off Date Balance of $296,038,778, representing 30.4% of the Cut-Off Date Pool Balance. Each Co-Lender Loan and its related companion loans are cross-defaulted. No companion loan is part of the trust fund. Each Co-Lender Loan is subject to terms of a separate intercreditor agreement. Two (2) of these Co-Lender Loans (the “Chelsea Market Loan” and the “Regency Square Mall Loan”) are part of a split loan structure in which the related companion loans (the “Chelsea Market Pari Passu Loan” and the “Regency Square Mall Pari Passu Loan”) are pari passu in right of entitlement to payment with the Co-Lender Loan included in the trust fund. One (1) of these Co-Lender Loans (the “Park City Center Loan”) is part of a split loan structure in which one related companion loan (the “Park City Center Pari Passu Loan”) is pari passu in right of entitlement to payment with the Co-Lender Loan included in the trust and the other related companion loan (the “Park City Center AB Companion Loan”) is subordinate in certain respects to the Park City Center Loan and the Park City Center Pari Passu Loan, but will have certain rights relating to the servicing and special servicing of Park City Center Loan and its related companion loans. With respect to the other 3 Co-Lender Loans, each holder of a companion loan has agreed to subordinate its interest in certain respects to the related Co-Lender Loan, but will have certain rights relating to the servicing and special servicing of the related companion loan. The Chelsea Market Pari Passu Loan and the Regency Square Mall Pari Passu Loan are owned by the trust formed by the 2003-C7 Pooling and Servicing Agreement, and the Chelsea Market Loan, the Chelsea Market Pari Passu Loan, the Regency Square Mall Loan and the Regency Square Mall Pari Passu Loan will be serviced pursuant to the 2003-C7 Pooling and Servicing Agreement. The 2003-C7 Master Servicer is Wachovia Bank, National Association and the 2003-C7 Special Servicer is Clarion Partners, LLC.

-	Environmental Considerations. With respect to 2 Mortgage Loans, representing approximately 0.3% of the Cut-Off Date Pool Balance, the related borrower was required to obtain (or the related loan seller has obtained) a secured creditor impaired property environmental insurance policy, with respect to the related Mortgaged Properties in lieu of or in addition to environmental escrows established. Each such policy was issued by a subsidiary of American International Group, which has a financial strength rating of “AAA” by S&P. The premiums were paid in full at closing. There are no deductibles on the secured creditor impaired property environmental insurance policy, and each policy has a limit of liability in an amount equal to 125% of the full principal amount of the applicable loan.

NOTES

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WACHOVIA SECURITIES	Citigroup

       ABN AMRO Incorporated
                                                  Goldman, Sachs & Co.
Morgan Stanley